     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2003


                                                     REGISTRATION NOS. 333-69446
                                                                       811-10497

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-6


                 REGISTRATION UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 3
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 3

                            ------------------------

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                           MODERN WOODMEN OF AMERICA
                              (Name of Depositor)
                            ------------------------

                                1701 1ST AVENUE
                          ROCK ISLAND, ILLINOIS 61201
                                 (309) 786-6481
          (Address and Telephone Number of Principal Executive Office)

                            C. ERNEST BEANE, ESQUIRE
                                1701 1ST AVENUE
                          ROCK ISLAND, ILLINOIS 61201
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

       / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485:


       /X/ ON MAY 1, 2003 PURSUANT TO PARAGRAPH (B) OF RULE 485;


       / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485:


       / / ON (DATE) PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.


    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

       / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
           PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE
 -----------------------------------------------------------------------------
                                   PROSPECTUS

                                  May 1, 2003

Modern Woodmen of America, a fraternal benefit society ("we," "us," "our" or the "Society"), is offering a flexible premium variable life insurance certificate (the "Certificate") described in this Prospectus. The Society designed the
Certificate: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit a Certificate Holder ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Certificate.

While the Certificate is in force, we will pay:

    - death proceeds upon the Insured's death, and

    - a Net Surrender Value upon complete surrender of or partial withdrawal from the Certificate.

You may allocate Net Premiums under a Certificate to one or more of the Subaccounts of Modern Woodmen of America Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.


American Century-Registered Trademark-    Fidelity Variable Insurance Products      J.P. Morgan Series Trust II
  VP Ultra-Registered Trademark- Fund       Funds                                     JPMorgan Mid Cap Value Portfolio
  VP Vista Fund                             VIP Contrafund-Registered Trademark-      JPMorgan Small Company Portfolio
Dreyfus Variable Investment Fund            Portfolio--Initial Class                Summit Pinnacle Series
  VIF Appreciation Portfolio                VIP Growth Portfolio--Initial Class       Nasdaq-100 Index Portfolio
  VIF Developing Leaders Portfolio          VIP Growth & Income Portfolio--Initial    Russell 2000 Small Cap Index Portfolio
  VIF Disciplined Stock Portfolio            Class                                    S&P MidCap 400 Index Portfolio
  VIF Growth & Income Portfolio             VIP High Income Portfolio--Service      T. Rowe Price Equity Series, Inc.
  VIF International Equity Portfolio         Class 2                                  Equity Income Portfolio
Dreyfus Socially Responsible Growth         VIP Index 500 Portfolio--Initial Class    Mid-Cap Growth Portfolio
  Fund, Inc.                                VIP Mid Cap Portfolio--Service            New America Growth Portfolio
EquiTrust Variable Insurance Series Fund     Class 2                                  Personal Strategy Balanced Portfolio
  Blue Chip Portfolio                       VIP Overseas Portfolio--Initial Class   T. Rowe Price International Series, Inc.
  High Grade Bond Portfolio                                                           International Stock Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio


You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Certificate.

This Prospectus provides basic information that you should know before purchasing the Certificate. You should consider the Certificate in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS CERTIFICATE MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS CERTIFICATE THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference.

                                        Issued By:
                                Modern Woodmen of America
                Home Office:                    Variable Product Administrative Center:
              1701 1st Avenue                                 PO Box 9284
        Rock Island, Illinois 61201                      Des Moines, Iowa 50306
                                                       Toll free: (877) 249-3692

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                   PAGE
                                                              --------------
CERTIFICATE BENEFITS/RISK SUMMARY...........................               3
      Certificate Benefits..................................               3
      Certificate Risks.....................................               5
      Portfolio Risks.......................................               6
      Fee Tables............................................               7
THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS........              15
      Modern Woodmen of America.............................              15
      The Variable Account..................................              15
      Investment Options....................................              15
      Addition, Deletion or Substitution of Investments.....              21
THE CERTIFICATE.............................................              21
      Purchasing the Certificate............................              21
      Premiums..............................................              22
      Examination of Certificate (Cancellation Privilege)...              24
      Certificate Lapse and Reinstatement...................              25
CERTIFICATE BENEFITS........................................              26
      Accumulated Value Benefits............................              26
      Transfers.............................................              28
      Loan Benefits.........................................              30
      Death Proceeds........................................              31
      Accelerated Benefits Rider............................              34
      Benefits at Maturity..................................              34
CHARGES AND DEDUCTIONS......................................              34
      Premium Expense Charge................................              34
      Monthly Deduction.....................................              34
      Transfer Charge.......................................              36
      Partial Withdrawal Fee................................              37
      Surrender Charge......................................              37
      Variable Account Charges..............................              37
THE DECLARED INTEREST OPTION................................              38
      Transfers, Partial Withdrawals, Surrenders and
        Certificate Loans...................................              38
GENERAL PROVISIONS..........................................              39
      Change of Provisions..................................              39
      Ownership.............................................              39
      The Beneficiary.......................................              39
DISTRIBUTION OF THE CERTIFICATES............................              39
FEDERAL TAX MATTERS.........................................              40
      Introduction..........................................              40
      Tax Status of the Certificate.........................              40
      Tax Treatment of Certificate Benefits.................              41
      Possible Tax Law Changes..............................              43
      Taxation of the Society...............................              44
ADDITIONAL INFORMATION......................................              44
      Voting Rights.........................................              44
      Abusive Trading Practices.............................              44
      Postponement of Payments..............................              44
      Legal Proceedings.....................................              45
      Administrative Services Agreement.....................              45

                                                                   PAGE
                                                              --------------
FINANCIAL STATEMENTS........................................              45
STATEMENT OF ADDITIONAL INFORMATION.........................              46
GLOSSARY....................................................             G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......         SAI-TOC


                The Certificate is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

The Society has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

CERTIFICATE BENEFITS/RISK SUMMARY
--------------------------------------------------------------------------------

    This summary describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                              CERTIFICATE BENEFITS

    Your Certificate is a flexible premium variable life insurance certificate that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Certificate will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Certificate subject to certain conditions described in this Prospectus. You may surrender your Certificate at any time.

DEATH BENEFIT

    - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Certificate Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

    - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Certificate. You may change the death benefit option at any time while the Certificate is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Certificate Year, while the Certificate is in force. We calculate the amount available under the death benefit option monthly and as of the Insured's date of death.

         -   TYPE 1 is equal to the greater of: (1) Specified Amount; or
             (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

         - TYPE 2 is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

    - ACCELERATED PAYMENT OF DEATH BENEFIT: Under the Accelerated Benefits Rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness.

    - DEATH BENEFIT GUARANTEE RIDER: Under the Death Benefit Guarantee Rider, which is available at no charge, your Certificate will not lapse (expire without value) even if the Net Accumulated Value during the first three Certificate Years, or the Net Surrender Value after the first three Certificate Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND CERTIFICATE LOANS


    - SURRENDERS: At any time while your Certificate is in force, you may send Written Notice to us to surrender your Certificate and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Certificate Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.



    - PARTIAL WITHDRAWALS: At any time while your Certificate is in force, you may send Written Notice to us to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

    - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year. The initial transfer in each Certificate Year will be completed without charge. We may assess a $25 charge for each transfer after the first transfer in a Certificate Year. (The Society has extended this privilege to allow the first twelve transfers in a Certificate Year to be completed without charge. The Society may assess a $25 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.

    - LOANS: You may take a loan from your Certificate at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Certificate at the end of the Valuation Period during which we receive your request for a loan. (In certain states, you may borrow up to 100% of the Certificate's Surrender Value.) We charge you a maximum annual interest rate equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "CERTIFICATE BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 28, on your loan. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Society. After the tenth Certificate Year, we may allow you to take a loan in an amount equal to or less than the gain under the Certificate with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

    - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

    - CANCELLATION PRIVILEGE: When you receive your Certificate, the free-look period begins. You may return your Certificate during this period and receive a refund. Unless otherwise required, we will refund an amount equal to the greater or: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Certificate at our Administrative Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Certificate.

THE CERTIFICATE


    - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Certificate, may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary and assigning the Certificate. Assigning the Certificate may have tax consequences.


    - VARIABLE ACCOUNT: You may direct the money in your Certificate to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

    - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

    - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Certificate in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

    - SETTLEMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Certificate other than in a lump sum. None of the available guaranteed settlement options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these settlement options is available on request from our Administrative Center.

SUPPLEMENTAL BENEFITS AND RIDERS

    We offer several riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these riders from your Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                               CERTIFICATE RISKS

INVESTMENT RISK

    If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Certificate in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

    If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

    If your Net Accumulated Value during the first three Certificate Years, or your Net Surrender Value after the first three Certificate Years, is not enough to pay the charges deducted each month, your Certificate may enter a 61-day Grace Period (31-day period in certain states). We will notify you that the Certificate will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Certificate generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Certificate immediately preceding the Grace Period. You may reinstate a lapsed Certificate subject to certain conditions.

TAX RISKS


    In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard premium class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk.) It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. Assuming that a Certificate qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Certificate until there is distribution from the Certificate. Moreover, death benefits payable under a Certificate should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.



    Depending on the total amount of premiums you pay, the Certificate may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Certificate is treated as a MEC, any surrenders, partial withdrawals and loans under the Certificate will be taxable as ordinary income to the extent there is any gain in the Certificate. In addition, a 10% penalty tax may be imposed on the gain when surrenders, partial withdrawals and loans are taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Certificates in force for ten years or more is unclear. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.


    SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL CERTIFICATE-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

    The Surrender Charge under the Certificate applies for the first fifteen Certificate Years in the event you surrender your Certificate and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within fifteen Certificate Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Certificate in the first few Certificate Years. You should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Certificate to meet long-term financial goals. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

    Even if you do not ask to surrender your Certificate, Surrender Charges may play a role in determining whether your Certificate will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Certificate will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

    Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

    A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

CERTIFICATE LOAN RISKS

    A Certificate Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Certificate Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

    We reduce the amount we pay on the Insured's death by any outstanding Certificate Debt. Your Certificate may lapse (terminate without value) if Certificate Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

    If you surrender the Certificate or allow it to lapse while a Certificate Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount reported for tax purposes and taxed accordingly.

                                PORTFOLIO RISKS

    A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.

    There is no assurance that any Fund will achieve its stated investment objective.

                                   FEE TABLES
    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES


                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE*            CURRENT CHARGE
------------------------------------------------------------------------------------------
Premium Expense        Upon receipt of each   7% of each premium     7% of each premium
Charge                 premium payment        payment                payment up to the
                                                                     Target Premium(1) for
                                                                     a Certificate Year,
                                                                     then 2% of each
                                                                     premium payment over
                                                                     the Target Premium
------------------------------------------------------------------------------------------
Partial Withdrawal     Upon partial           2% of the Accumulated  2% of the Accumulated
Fee                    withdrawal             Value withdrawn, not   Value withdrawn, not
                                              to exceed $25          to exceed $25
------------------------------------------------------------------------------------------
Surrender Charge(2)    Upon a full surrender
                       of your Certificate
                       during the first
                       fifteen Certificate
                       Years, and for the
                       first fifteen
                       Certificate Years
                       following an increase
                       in Specified Amount
                       to the extent of the
                       increase
MINIMUM CHARGE(3)                             $10.98 per $1,000 of   $10.98 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
MAXIMUM CHARGE(4)                             $55.97 per $1,000 of   $55.97 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
CHARGE FOR MALE,                              $19.07 per $1,000 of   $19.07 per $1,000 of
ATTAINED AGE 30, NON-                         Specified Amount or    Specified Amount or
TOBACCO IN FIRST                              Specified Amount       Specified Amount
CERTIFICATE YEAR                              increase               increase
------------------------------------------------------------------------------------------
Transfer Charge        Upon transfer          First transfer in a    First twelve
                                              Certificate Year is    transfers in a
                                              free, $25 for each     Certificate Year are
                                              subsequent transfer    free, $25 for each
                                                                     subsequent transfer
------------------------------------------------------------------------------------------



* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.


(1) The Target Premium is a specified annual premium which is based on the age, sex and premium class of the Insured, the Specified Amount of the Certificate and the types and amounts of any additional benefits included in the Certificate. The maximum Target Premium for a Certificate is $497.98 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco. The Target Premium for your Certificate is shown on your Certificate's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, premium class and Certificate Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Certificate's data page indicates the Surrender Charge applicable to your Certificate. More detailed information concerning your Surrender Charge is available upon request at our Administrative Center. This charge is assessed during the first fifteen Certificate Years, and during the first fifteen Certificate Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(4) The maximum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 55, Tobacco. (In states where the maturity age is 95, the maximum first year charge is $55.96 for an Insured with the following characteristics: Male, Issue Age 55, Tobacco and Unisex, Issue Age 57, Tobacco.)

   The next tables describe the fees and expenses that you will pay periodically during the time that you own your Certificate, not including expenses of each Investment Option.

                                PERIODIC CHARGES
               (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Cost of Insurance      Monthly, on the
Charge(5)              Monthly Deduction Day
MINIMUM CHARGE(6)                             $0.05667 per $1,000    $0.04816 per $1,000
                                              net amount at risk     net amount at risk
MAXIMUM CHARGE(7)                             $90.90909 per $1,000   $76.55972 per $1,000
                                              net amount at risk     net amount at risk
CHARGE FOR MALE,                              $0.12085 per $1,000    $0.09532 per $1,000
ATTAINED AGE 30,                              net amount at risk     net amount at risk
NON-TOBACCO
------------------------------------------------------------------------------------------
Monthly Certificate    Monthly, on the        $5                     $5
Expense Charge         Monthly Deduction Day
------------------------------------------------------------------------------------------
First-Year Monthly     Monthly, on the        $5                     $5
Certificate Expense    Monthly Deduction Day
Charge                 for the first 12
                       Certificate Months
------------------------------------------------------------------------------------------
First-Year Monthly     Monthly, on the        $0.05 per $1,000 of    $0.05 per $1,000 of
Per $1,000 Charge      Monthly Deduction Day  Specified Amount or    Specified Amount or
                       for the first 12       Specified Amount       Specified Amount
                       Certificate Months,    increase               increase
                       and for the first 12
                       Certificate Months
                       following an increase
                       in Specified Amount
                       to the extent of the
                       increase
------------------------------------------------------------------------------------------
Mortality and Expense  Daily                  Effective annual rate  Effective annual rate
Risk Charge                                   of 1.05% of the        of 0.90% of the
                                              average daily net      average daily net
                                              assets of each         assets of each
                                              Subaccount you are     Subaccount you are
                                              invested in            invested in
------------------------------------------------------------------------------------------
Certificate Loan       On the Certificate     3% (effective annual   2% (effective annual
Interest Spread(8)     Anniversary or         rate)                  rate)
                       earlier, as
                       applicable(9)
------------------------------------------------------------------------------------------

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE(10)                   DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Cost of Living         Monthly, on the
Increase Rider         Monthly Deduction Day
MINIMUM CHARGE(11)                            $0.0034 per $1,000 of  $0.0028 per $1,000 of
                                              Specified Amount       Specified Amount
MAXIMUM CHARGE(12)                            $5.4545 per $1,000 of  $4.4558 per $1,000 of
                                              Specified Amount       Specified Amount
CHARGE FOR MALE,                              $0.0073 per $1,000 of  $0.0055 per $1,000 of
ATTAINED AGE 30,                              Specified Amount       Specified Amount
NON-TOBACCO
------------------------------------------------------------------------------------------
Waiver of Charges      Monthly, on the
Rider(13)              Monthly Deduction Day
MINIMUM CHARGE(14)                            4.6% of cost of        4.6% of cost of
                                              insurance charge       insurance charge
MAXIMUM CHARGE(15)                            29.0% of cost of       29.0% of cost of
                                              insurance charge       insurance charge
CHARGE FOR MALE,                              4.8% of cost of        4.8% of cost of
ATTAINED AGE 30,                              insurance charge       insurance charge
NON-TOBACCO
------------------------------------------------------------------------------------------
Guaranteed             Monthly, on the
Insurability Option    Monthly Deduction Day
Rider
MINIMUM CHARGE(16)                            $0.01 per $1,000 of    $0.01 per $1,000 of
                                              rider coverage amount  rider coverage amount
MAXIMUM CHARGE(17)                            $0.14 per $1,000 of    $0.14 per $1,000 of
                                              rider coverage amount  rider coverage amount
CHARGE FOR MALE,                              $0.01 per $1,000 of    $0.01 per $1,000 of
ATTAINED AGE 0,                               rider coverage amount  rider coverage amount
NON-TOBACCO
------------------------------------------------------------------------------------------

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex and premium class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Certificate's data page indicates the guaranteed cost of insurance charge applicable to your Certificate. More detailed information concerning your cost of insurance charge is available on request from our Administrative Center. Also, before you purchase the Certificate, we can provide you hypothetical illustrations of Certificate values based upon the Insured's age, sex and premium class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco. In states where the maturity age is 95, the maximum current charge is $22.04049 per $1,000 net amount at risk for a Male Attained Age 94, Tobacco.)

(8) The Certificate Loan interest spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 7.3%) (guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined; or 5.5%) and the amount of interest we credit to the amounts we hold as security for Certificate Debt guaranteed at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3% (currently, an effective annual rate of 5.3%).

The current Certificate Loan Interest Spread identified in the above table is the Certificate Loan Interest Spread in effect as of the date of this Prospectus. The Society, in its discretion, may vary the Certificate Loan Interest Spread from time to time. The current Certificate Loan Interest Spread may not be the Certificate Loan Interest Spread in effect at the time you request a Certificate Loan.


(9) While a Certificate Loan is outstanding, loan interest is payable in advance on each Certificate Anniversary or, if earlier, on the date of loan repayment, Certificate lapse, surrender, termination or the Insured's death. For Certificates that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Certificate.


(10) Charges for the Cost of Living Increase Rider and Waiver of Charges Rider vary based on the Insured's Attained Age, sex and premium class. The charge for the Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Administrative Center.

(11) The minimum Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Ages 9-10, Non-Tobacco for current charge.

(12) The maximum Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco. The maximum current charge is $1.2828 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13) The cost of insurance charge on the Waiver of Charges Rider also includes charges for all additional benefit riders attached to the Certificate.

(14) The minimum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15) The maximum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco.

(16) The minimum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0.

(17) The maximum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco.

   The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2002. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(18)


                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other
expenses)                                                      0.31%       2.69%
---------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses After Contractual
Fee Waiver or Reimbursement(19)                                0.31%       1.25%
---------------------------------------------------------------------------------


(18) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:


                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other
expenses)                                                      0.28%      1.15%
---------------------------------------------------------------------------------



(19) The "Total Annual Portfolio Operating Expenses After Fee Waiver or Contractual Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will extend at least until December 31, 2003. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Certificate as well as any applicable contractual fee waiver or reimbursement arrangements.

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.



                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)



                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
American Century
  VP
  Ultra-Registered Trademark-
  Fund                  1.00%      0.00%      0.00%          1.00%            0.00%               1.00%(1)(2)
  VP Vista Fund         1.00%      0.00%      0.00%          1.00%            0.00%               1.00%(1)
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class           0.75%      0.03%      0.00%          0.78%            0.00%               0.78%
  VIF Developing
  Leaders
  Portfolio--Initial
  Share Class           0.75%      0.06%      0.00%          0.81%            0.00%               0.81%
  VIF Disciplined
  Stock
  Portfolio--Initial
  Share Class           0.75%      0.08%      0.00%          0.83%            0.00%               0.83%
  VIF Growth and
  Income
  Portfolio--Initial
  Share Class           0.75%      0.05%      0.00%          0.80%            0.00%               0.80%
  VIF International
  Equity
  Portfolio--Initial
  Share Class           0.75%      0.39%      0.00%          1.14%            0.00%               1.14%
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class           0.75%      0.03%      0.25%          1.03%            0.00%               1.03%

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
EquiTrust Variable
Insurance Series Fund
  Blue Chip Portfolio   0.20%      0.11%      0.00%          0.31%            0.00%               0.31%
  High Grade Bond
  Portfolio             0.30%      0.16%      0.00%          0.46%            0.00%               0.46%
  Managed Portfolio     0.45%      0.13%      0.00%          0.58%            0.00%               0.58%
  Money Market
  Portfolio             0.25%      0.27%      0.00%          0.52%            0.00%               0.52%
  Strategic Yield
  Portfolio             0.45%      0.16%      0.00%          0.61%            0.00%               0.61%
  Value Growth
  Portfolio             0.45%      0.14%      0.00%          0.59%            0.00%               0.59%
Fidelity Variable
Insurance Products
Funds
  VIP Contrafund
  Portfolio--Initial
  Class                 0.58%      0.10%      0.00%          0.68%            0.00%               0.68%(3)
  VIP Growth
  Portfolio--Initial
  Class                 0.58%      0.09%      0.00%          0.67%            0.00%               0.67%(3)
  VIP Growth & Income
  Portfolio--Initial
  Class                 0.48%      0.11%      0.00%          0.59%            0.00%               0.59%(3)
  VIP High Income
  Portfolio--Service
  Class 2               0.58%      0.14%      0.25%          0.97%            0.00%               0.97%
  VIP Index 500
  Portfolio--Initial
  Class                 0.24%      0.09%      0.00%          0.33%            0.00%               0.33%(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2               0.58%      0.12%      0.25%          0.95%            0.00%               0.95%(3)
  VIP Overseas
  Portfolio--Initial
  Class                 0.73%      0.17%      0.00%          0.90%            0.00%               0.90%(3)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
J.P. Morgan Series
Trust II
  JPMorgan Mid Cap
  Value Portfolio       0.70%      1.99%      0.00%          2.69%            1.44%               1.25%(5)
  JPMorgan Small
  Company Portfolio     0.60%      0.56%      0.00%          1.16%            0.01%               1.15%(5)
Summit Pinnacle
Series
  Nasdaq-100 Index
  Portfolio             0.35%      0.76%      0.00%          1.11%            0.46%               0.65%(6)
  Russell 2000 Small
  Cap Index Portfolio   0.35%      0.98%      0.00%          1.33%            0.58%               0.75%(6)
  S&P MidCap 400
  Index Portfolio       0.30%      0.51%      0.00%          0.81%            0.21%               0.60%(6)



                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
T. Rowe Price Equity
Series, Inc.
  Equity Income
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(7)
  Mid-Cap Growth
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(7)
  New America Growth
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(7)
  Personal Strategy
  Balanced Portfolio    0.90%      0.00%      0.00%          0.90%            0.00%               0.90%(7)
T. Rowe Price
International Series,
Inc.
  International Stock
  Portfolio             1.05%      0.00%      0.00%          1.05%            0.00%               1.05%(7)



(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.



(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Total expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.64%, Growth Portfolio 0.61%, Growth & Income Portfolio 0.58%, Mid Cap Portfolio 0.88% and Overseas Portfolio 0.86%.



(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04 and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.



(5) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has agreed to reimburse certain expenses if they exceed a certain level. In addition, other service providers of the Mid Cap Value Portfolio may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Including these reimbursements, total expenses would have been 1.00% for the Mid Cap Value Portfolio.



(6) The Fund's adviser has agreed to pay other expenses, other than the advisory fee, to the extent they exceed 0.30% of the Nasdaq-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.



(7) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

--------------------------------------------------------------------------------

THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

MODERN WOODMEN OF AMERICA


    The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members.

--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on March 30, 2001. The Variable Account receives and invests the Net Premiums under the Certificate, and may receive and invest net premiums for any other variable life insurance certificates we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Certificates and any other certificates it supports. The portion of the Variable Account's assets attributable to the Certificates generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Certificate liabilities. We are obligated to pay any amounts due under the Certificate.

    The Variable Account currently has 31 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to, or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Society. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurers domiciled in Illinois.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra-Registered Trademark- Fund    -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.



DREYFUS The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund:
International Equity Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests in the common stocks focusing on blue chip
                                          companies with total market values of more than
                                          $5 billion at the time of purchase, including
                                          multi-national companies.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital appreciation. To
Developing Leaders Portfolio--Initial     pursue this goal, under normal circumstances, the
Share Class                               Portfolio invests primarily in small cap companies. Small
                                          cap companies are defined as those with total market
                                          values of less than $2 billion at the time of purchase.
                                          The Portfolio seeks companies characterized by new or
                                          innovative products, services or processes having the
                                          potential to enhance earnings or revenue growth.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio normally invests at least 80% of its assets
                                          in stocks chosen through a disciplined investment process
                                          to create a blended portfolio of growth and value stocks.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk. To pursue this goal, the
                                          Portfolio invests in stocks, bonds and money market
                                          instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth. To pursue this goal,
International Equity                      the Portfolio invests in growth stocks of foreign
 Portfolio--Initial Share Class           companies. Normally, the Portfolio invests at least 80%
                                          of its assets in stocks, including common stocks and
                                          convertible securities, including those issued in initial
                                          public offerings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund normally invests at least
                                          80% of its assets in the common stocks of companies that
                                          in the opinion of fund management, meet traditional
                                          investment standards and conduct their business in a
                                          manner that contributes to the enhancement of the quality
                                          of life in America.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in debt
                                          and income-bearing securities rated Baa or lower by
                                          Moody's Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities. The
                                          Portfolio invests in securities of companies whose value
                                          the adviser believes is not fully recognized by the
                                          public.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks, however, it is not
                                          restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation.
                                          The Portfolio expects to invest the majority of its
                                          assets in domestic and foreign equity securities, with a
                                          focus on those that pay current dividends and show
                                          potential earnings growth. However, the Portfolio may buy
                                          debt securities as well as equity securities that are not
                                          currently paying dividends, but offer prospects for
                                          capital appreciation or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital. The
                                          Portfolio normally invests at least 80% of its total
                                          assets in securities of companies with medium market
                                          capitalizations. The investment adviser invests primarily
                                          in common stocks.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital.
                                          Normally, at least 80% of the Portfolio's total assets
                                          will be invested in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. The Portfolio may also invest in U.S. issuers.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing at least 80% of the value of its assets in a
                                          broad portfolio of common stocks of companies with market
                                          capitalizations of $1 billion to $20 billion at the time
                                          of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing at least 80% of the value of its assets in
                                          small U.S. companies whose market capitalizations are
                                          equal to those within the universe of the S&P SmallCap
                                          600 Index stocks.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Nasdaq-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the Nasdaq-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Nasdaq-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. MWA Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Certificates for providing distribution and shareholder support services to some Investment Options.

--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law.

    In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other certificates as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of certificates, or from permitting a conversion between series or classes of certificates on the basis of requests made by Certificate Holders.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Certificate Holders on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights with regard to the Subaccounts under the Certificates, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Certificates to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Certificate Holders or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE CERTIFICATE
--------------------------------------------------------------------------------

PURCHASING THE CERTIFICATE

    In order to issue a Certificate, we must receive a completed application, including payment of the initial premium, at our Administrative Center. We ordinarily will issue a Certificate only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Society. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Certificate is normally $100,000, although we may, in our discretion, issue Certificates with Specified Amounts less than $100,000.

    The effective date of insurance coverage under the Certificate will be the latest of:

        -   the Certificate Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        - the date when we receive the full initial premium at our Administrative Center.

    The Certificate Date will be the later of:

             (1)  the date of the initial application, or

             (2) the date we receive any additional information at our Administrative Center if our underwriting rules required additional medical or other information.

    If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Certificate Date will be the 28th of such month. We use the Certificate Date to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Certificate Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Administrative Center.


    If mandated under applicable law, the Society may be required to reject a premium payment. We may also be required to provide additional information about you and your Certificate to government regulators.


    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Certificate. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Certificate remains in force. Even if you do pay planned periodic premiums, the Certificate will nevertheless lapse if, during the first three

    Certificate Years, Net Accumulated Value or, after three Certificate Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"). However, your Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Certificate's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states or for all premium classes. A registered representative can provide information on the availability of this rider. In certain states, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Certificate from lapsing. If you meet the death benefit guarantee premium requirement, then the Certificate will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Certificate must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE: Your Certificate was issued 45 months ago and you have paid $5,000 in premiums. No Certificate Loans or partial withdrawals have been taken and you have made no Certificate changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Certificate, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Certificate's Specified Amount or death benefit option, add or delete a Certificate rider, or change premium class. We will send you a new Certificate data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Certificate, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Certificate Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Certificate Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Certificate, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

             (1) before the date we obtain a signed notice at our Administrative Center from you that you have received the Certificate, or

             (2) before the end of 25 days after the date we send you the Certificate.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Certificate (see "THE CERTIFICATE-- Examination of Certificate (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Certificate is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at our Administrative Center and will have no effect on prior Accumulated Values.
--------------------------------------------------------------------------------

EXAMINATION OF CERTIFICATE (CANCELLATION PRIVILEGE)

    You may cancel the Certificate by delivering or mailing Written Notice or sending a facsimile and returning the Certificate to us at our Administrative Center before midnight of the 30th day after you receive the Certificate. Notice given by mail and return of the Certificate by mail are effective on being postmarked, properly addressed and postage prepaid.

    Unless otherwise required, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Certificate at our Administrative Center, an amount equal to the greater of premiums paid or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Certificate at our Administrative Center, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Certificate Date and any Monthly Deduction Day; plus

        -   amounts approximating the daily charges against the Variable
            Account.
--------------------------------------------------------------------------------

CERTIFICATE LAPSE AND REINSTATEMENT

    LAPSE. Your Certificate may lapse (terminate without value) during the first three Certificate Years if the Net Accumulated Value, or after three Certificate Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE CERTIFICATE--Premiums-- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Certificate to have no Net Surrender Value for purposes of Certificate Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Certificate without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Certificate enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Certificate at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Administrative Center:

        - A written application for reinstatement signed by the Certificate Holder and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Certificate in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Certificate Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Certificate Months prior to lapse, we will continue to deduct such charge following reinstatement of the Certificate until we have assessed such charge, both before and after the lapse, for a total of 12 Certificate Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Certificate surrendered for its Net Surrender Value. The lapse of a Certificate with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

    The effective date of the reinstated Certificate will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Certificate, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

--------------------------------------------------------------------------------

CERTIFICATE BENEFITS
--------------------------------------------------------------------------------

    While a Certificate is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Surrender Value by surrendering or taking a partial withdrawal from the Certificate. (See "CERTIFICATE BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain loan privileges under the Certificates. (See "CERTIFICATE BENEFITS--Loan Benefits--CERTIFICATE LOANS.") The Certificate also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Certificate (see "CERTIFICATE BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS


    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Certificate is in force, you may surrender the Certificate or make a partial withdrawal by sending us Written Notice. A Surrender Charge will apply to any surrender during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Certificate Holder within seven days after we receive a signed request at our Administrative Center, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")



    FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Certificate via facsimile.



        - Facsimile requests must be directed to 1-515-226-6870 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.



        - A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.



        - We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.



        - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center.



        - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.



        - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

           CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to us. We are not liable for any processing delays related to a failure of the telephone system.



        - We reserve the right to deny any transaction request made by facsimile.



    We may terminate this privilege at any time.


    SURRENDERS. The amount payable upon surrender of the Certificate is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Certificate, as requested by the Certificate Holder. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.) If you surrender the entire Certificate, all insurance in force will terminate and you cannot reinstate the Certificate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

    PARTIAL WITHDRAWALS. You may obtain a portion of the Certificate's Net Surrender Value as a partial withdrawal from the Certificate.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    If not paid in cash, we will deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the settlement options specified in the Certificate. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.)

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Certificate Debt, bears to the total Accumulated Value, reduced by any outstanding Certificate Debt, on the date we receive the request at our Administrative Center.

    Partial withdrawals will affect both the Certificate's Accumulated Value and the death proceeds payable under the Certificate. (See "CERTIFICATE BENEFITS--Death Proceeds.")

        - The Certificate's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Certificate, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Type 1 is in effect at the time of withdrawal, the partial withdrawal will reduce the Certificate's Specified Amount by the amount of Accumulated Value withdrawn. If Type 2 is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Certificate in effect on the date of the partial withdrawal, as published by the Society. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Certificate's Accumulated Value reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Administrative Center that you have received the Certificate, or 25 days after the date we send you the Certificate, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Certificate Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Certificate Month following the Monthly Deduction Day.

    The Certificate's total Accumulated Value in the Variable Account equals the sum of the Certificate's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Certificate's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Certificate:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year; however, you may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.


        - You may make transfers by Written Notice or, if you elected the "Telephone Transfer Authorization" in the application, by calling our Administrative Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.



           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send us Written Notice.


        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Certificate Debt). The Society may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center.

        - The first transfer in each Certificate Year is free. (The Society has extended this privilege to the first twelve transfers in a Certificate Year. This privilege may be terminated at any time.) Each time you subsequently transfer amounts in that Certificate Year, we may assess a transfer charge of $25. We will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made unless you submit payment for the charge at the time of your request. Once we issue a Certificate, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.


    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount). Provided there is no outstanding Certificate Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.


        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice.


        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Certificate Year. All transfers made on the same date count as one transfer.

        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.


        -   We reserve the right to discontinue this program at any time.

--------------------------------------------------------------------------------

LOAN BENEFITS

    CERTIFICATE LOANS. So long as the Certificate remains in force and has a positive Net Surrender Value, you may borrow money from the Society at any time using the Certificate as the sole security for the Certificate Loan. A loan taken from, or secured by, a Certificate may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Surrender Value as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center, less any previously outstanding Certificate Debt. (In certain states, you may borrow up to 100% of the Certificate's Surrender Value.) The Society's claim for repayment of Certificate Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Certificate Debt, we will treat payments you make first as payment of outstanding Certificate Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Certificate Debt.

    ALLOCATION OF CERTIFICATE LOAN. When you take a Certificate Loan, we segregate an amount equal to the Certificate Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to the Certificate Loan, the Accumulated Value in the Declared Interest Option less Certificate Debt outstanding is less than the amount of such Certificate Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value in the same proportions that the Certificate's Accumulated Value in each Subaccount bears to the Certificate's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center.


    We normally will mail loan proceeds to you within seven days after receipt of a Written Notice. Postponement of a Certificate Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")


    Amounts segregated within the Declared Interest Option as security for Certificate Debt will bear interest at an effective annual rate set by the Society. This rate may be different than that used for other amounts within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Certificate Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time. You will be notified of the change. The new rate will take effect on the Certificate Anniversary coinciding with, or next following, the date the rate is changed.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Certificate Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Certificate Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Society. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Certificate Holder to the Variable

    Account, but will not be segregated within the Declared Interest Option as security for Certificate Debt.


    For Certificates that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain.


    Even though you may repay Certificate Debt in whole or in part at any time prior to the Maturity Date if the Certificate is still in force, Certificate Loans will affect the Accumulated Value of a Certificate and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Certificate Debt while Certificate Debt is outstanding. In comparison to a Certificate under which no Certificate Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Certificate Debt.

    CERTIFICATE DEBT. Certificate Debt equals the sum of all unpaid Certificate Loans and any due and unpaid certificate loan interest. If there is Certificate Debt and the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Certificate without value (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Certificate Debt under a Certificate, the more likely it would be to lapse.

    REPAYMENT OF CERTIFICATE DEBT. You may repay Certificate Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Certificate is in force. We subtract any Certificate Debt not repaid from the death benefit payable at the Insured's death, from Surrender Value upon complete surrender or from the maturity benefit. Any payments made by a Certificate Holder will be treated first as the repayment of any outstanding Certificate Debt, unless the Certificate Holder indicates otherwise. Upon partial or full repayment of Certificate Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Certificate Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Certificate Holder. We will notify you when your Certificate Debt is repaid in full.

    For a discussion of the tax consequences associated with Certificate Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Certificate remains in force, the Certificate provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more principal Beneficiaries or contingent Beneficiaries and we will pay proceeds to the principal Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds pursuant to Section 21 of the Society's By-Laws. We may pay death proceeds in a lump sum or under a settlement option. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.)

    To determine the death proceeds, we will reduce the death benefit by any outstanding Certificate Debt and increase it by any unearned loan interest and any premiums paid after the date of death.

    We will ordinarily mail proceeds within seven days after receipt at our Administrative Center of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Certificate will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Certificate from lapsing. (See "THE CERTIFICATE--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Certificate will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Certificate Holders designate in the initial application one of two death benefit options offered under the Certificate. The amount of the death benefit payable under a Certificate will depend upon the option in effect at the time of the Insured's death.

    Under Type 1, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

    Under Type 1, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Certificate and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Type 1 where the Accumulated Value is not paid in addition to the Specified Amount.

    Under Type 2, the death benefit will be equal to the greater of:

        - the sum of the current Specified Amount and the Accumulated Value, or

        - the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Type 2, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Type 2.

    Appendix A in the Statement of Additional Information shows examples illustrating Type 1 and Type 2. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the specified amount factor table in Appendix B.

    Whether you choose Type 1 or Type 2, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    If you change the death benefit option from Type 1 to Type 2, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. (If you change the death benefit option from Type 1 to Type 2, the Society currently does not change the Specified Amount but will allow you to increase the death benefit by the amount of the Accumulated Value, subject to the $10,000 minimum increase requirement. Evidence of insurability is required.) If you change the death benefit option from Type 2 to Type 1, the current Specified Amount will not change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change, the Certificate would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")


    CHANGE IN EXISTING COVERAGE. After a Certificate has been in force for one Certificate Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a Written Notice. A change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE CERTIFICATE--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Certificate in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Certificate's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of insurance for the next Certificate Month. A Specified Amount increase is subject to its own Surrender Charge.

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--------------------------------------------------------------------------------

ACCELERATED BENEFITS RIDER


    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by Written Notice and subject to the conditions stated below, have the Society pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this rider.


    For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated benefit equals up to 75% of the Certificate's death benefit subject to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all certificates issued by the Society on the Insured).
--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Certificate is in force on the Maturity Date, the Society will pay to you the Certificate's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Certificate Debt. (See "CERTIFICATE BENEFITS--Loan Benefits--REPAYMENT OF CERTIFICATE DEBT.") We may pay benefits at maturity in a lump sum or under a settlement option. The tax consequences associated with continuing a Certificate beyond age 100 are unclear. Consult a tax adviser on this issue.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Certificate to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The current premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. The premium expense charge will never exceed 7% of any premium. It is used to compensate us for expenses incurred in distributing the Certificate, including agent sales commissions, the cost of printing prospectuses and sales literature and advertising costs.
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Certificate ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Certificate and for certain administrative costs. We deduct the monthly deduction as of the Certificate Date and each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Certificate's Net Accumulated Value in the Declared Interest Option and the Certificate's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Certificate. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Certificate; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly certificate expense charge.

    During the first 12 Certificate Months and during the 12 Certificate Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Certificate Months, the monthly deduction also will include a first-year monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Certificate Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Certificate, death benefit option chosen, partial withdrawals and decreases in Specified Amount. The net amount at risk for a Certificate Month is equal to
    (a) divided by (b) minus (c) where:

        (a)   is the death benefit;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the death benefit and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's premium class on the effective date of the increase, sex and Attained Age. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Certificates have been in force the same length of time.

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Society currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Certificate, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. The Society may offer preferred classes in addition to the standard tobacco and non-tobacco classes. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Certificate Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

    MONTHLY CERTIFICATE EXPENSE CHARGE. We have primary responsibility for the administration of the Certificate and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, partial withdrawals, surrenders and Certificate changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Certificate and the Variable Account, we assess a $5 monthly administrative charge against each Certificate. We guarantee this charge will not exceed $5 per Certificate Month.

    FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct charges from Accumulated Value as part of the monthly deduction during the first twelve Certificate Months and during the twelve Certificate Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Certificate and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Certificate records. The monthly per unit charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.05 per $1,000.

    FIRST-YEAR MONTHLY CERTIFICATE EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Certificate Months. This charge will compensate us for costs associated with underwriting and issuing the Certificate. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly certificate expense charge is $5 per Certificate Month. We guarantee this charge will not exceed $5 per Certificate Month.
--------------------------------------------------------------------------------

TRANSFER CHARGE

    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Certificate Year to compensate us for the costs in making the transfer. However, it is the Society's current practice to waive the transfer charge for the first twelve transfers during a Certificate Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Certificate Year. (This practice may be terminated at any time.)

        - Unless paid in cash, we will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made.

        - Once we issue a Certificate, we will not increase this charge for the life of the Certificate.

        - We will not impose a transfer charge on transfers that occur as a result of Certificate Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following your acceptance of the Certificate.

    Currently, there is no charge for changing the Net Premium allocation instructions.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Certificate, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    We apply a Surrender Charge during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the sixteenth year and varies based on the age, sex, premium class and Certificate Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various premium classes in the first Certificate Year.

      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  $22.45              $19.25              $21.79
         50                  $45.36              $35.34              $43.13
         70                  $55.21              $55.27              $55.30

    The maximum Surrender Charge for any Certificate is $55.97 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Certificate Year. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

    You may surrender this Certificate without incurring a Surrender Charge after the first Certificate Year if the Insured is:

        (a)   terminally ill, or

        (b)   stays in a qualified nursing care center for 90 consecutive days.


    This waiver is not available in all states.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We currently deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges assessed against the Certificates.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

    COMPENSATION. For information concerning compensation paid for the sale of the Certificates, see "DISTRIBUTION OF THE CERTIFICATES."

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

    The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

    Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    Please refer to the Certificate and Statement of Additional Information for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND CERTIFICATE LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Certificate Year. Currently, we waive the transfer charge for the first twelve transfers during a Certificate Year, but may deduct a $25 charge from the amount transferred for the thirteenth and each subsequent transfer in a Certificate Year. (We may terminate this practice at any time.) No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the Net Accumulated Value in the Declared Interest Option immediately after the transfer would be less than $1,000. If the Net Accumulated Value in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net

    Accumulated Value in the Declared Interest Option. A Certificate Holder may also make surrenders and obtain Certificate Loans from the Declared Interest Option at any time prior to the Certificate's Maturity Date.

    We may delay payment of partial withdrawals and surrenders from, and payments of Certificate Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Certificate, in the event of future changes in the federal tax law, to the extent required to maintain the Certificate's qualification as life insurance.

    Except as provided in the foregoing paragraph, no one can change any part of the Certificate except the Certificate Holder and an officer of the Society. Both must agree to any change and such change must be in writing. No agent may change the Certificate or waive any of its provisions.
--------------------------------------------------------------------------------

OWNERSHIP


    The Insured is the Certificate Holder and person having control of the Certificate unless another owner is named. During the Insured's lifetime, all rights granted by the Certificate belong to the Certificate Holder, except as otherwise provided for in the Certificate.


    If the issue age is 15 or less, the applicant for the Certificate, or the applicant's duly appointed successsor, shall have control of the Certificate but may not assign it. During the period after the Insured attains age 16 and before the Insured attains age 21, control of the Certificate will pass to the Insured: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Insured attains age 21, control of the Certificate shall automatically pass to the Insured.
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Certificate Holder designates the principal Beneficiaries and contingent Beneficiaries in the application. If changed, the principal Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Society. One or more principal or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Certificate Holder.

    Unless a settlement option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the principal Beneficiary. If the principal Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds pursuant to Section 21 of the Society's By-Laws.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CERTIFICATES
--------------------------------------------------------------------------------


    We have entered into a distribution agreement with MWA Financial Services, Inc. ("MWAFS"), an affiliate of the Society, for the distribution and sale of the Certificates. MWAFS will sell the Certificates through its registered representatives.



    We pay commissions for the sale of the Certificates. The maximum commissions payable to registered representatives will be 40% of Target Premiums in the first Certificate Year, 5% of Target Premiums in each Certificate Year after the first Certificate Year and 5% of premiums in excess of Target Premiums in all Certificate Years. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. MWAFS will share commissions and additional amounts received for sales of the Certificates with its registered representatives involved in the sales in accordance with its rules and policies for compensating such representatives. See "DISTRIBUTION OF THE CERTIFICATES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.


    Also, MWAFS receives 0.25% from the following Investment Options in the form of 12b-1 fees: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees to those who sell and distribute Investment Option shares out of Investment Option assets.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE CERTIFICATE

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk). It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to modify the Certificate as necessary in order to do so.

    In certain circumstances, owners of variable life insurance certificates have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Certificate Holders have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Certificate, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Certificate does not give the Certificate Holder investment control over Variable Account assets, we reserve the right to modify the Certificate as necessary to prevent the Certificate Holder from being treated as the owner of the Variable Account assets supporting the Certificate.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Certificate to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Certificate will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF CERTIFICATE BENEFITS

    IN GENERAL. The Society believes that the death benefit under a Certificate should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of certificate proceeds depend on the circumstances of each Certificate Holder or Beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Certificate Holder will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract ("MEC").


    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will generally fail the 7-pay test if, at any time in the first seven Certificate Years, the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.



    In some circumstances, there is a reduction in the benefits under the Certificate during the first seven years. For example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced face amount. If there is a "material change" in the Certificate's benefits or other terms, the Certificate may have to be re-tested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate Years. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Certificate Holder should consult a tax adviser to determine whether a transaction will cause the Certificate to be classified as a MEC.


    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Certificates classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Certificate Holder's investment in the Certificate only after all gain has been distributed.

        (2) Loans taken from or secured by a Certificate classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Certificate Holder has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Certificate Holder or the joint lives (or joint life expectancies) of the Certificate Holder and the Certificate Holder's beneficiary or designated beneficiary.

        (4) If a Certificate becomes a MEC, distributions that occur during the Certificate Year will be taxed as distributions from a MEC. In addition, distributions from a Certificate within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Certificate that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Certificate that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Certificate Holder's investment in the Certificate, and only after the recovery of all investment in the Certificate, as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for Federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate Years may be treated in whole or in part as ordinary income subject to tax.


    Loans from or secured by a Certificate that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Certificate where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Certificates in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.


    Finally, neither distributions from, nor loans from or secured by, a Certificate that is not a MEC are subject to the 10-percent additional income tax.

    INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

    CERTIFICATE LOANS. In general, interest on a Certificate Loan will not be deductible. If a loan from a Certificate is outstanding when the Certificate is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Certificate and will be taxed accordingly. Before taking out a Certificate Loan, you should consult your tax adviser as to the tax consequences.

    WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    MULTIPLE CERTIFICATES. All MECs that are issued by the Society to the same Certificate Holder during any calendar year are treated as one MEC for purposes of determining the amount includible in the Certificate Holder's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Society believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the recipient, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.

    CONTINUATION OF CERTIFICATE BEYOUND AGE 100. The tax consequences of continuing a Certificate beyond the Insured's Attained Age 100 are unclear. A tax adviser should be consulted on this issue.

    EXCHANGES. The Society believes that an exchange of a fixed-benefit certificate issued by the Society for a Certificate generally should be treated as a non-taxable exchange of life insurance certificates within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit certificate. Moreover, to the extent a fixed-benefit certificate with an outstanding loan is exchanged for an unencumbered Certificate, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Certificate Holder should consult a tax adviser as to whether an exchange of a fixed-benefit certificate for the Certificate will have adverse tax consequences.

    OTHER CERTIFICATE HOLDER TAX MATTERS. Businesses can use the Certificate in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Certificate or a change in an existing Certificate should consult a tax adviser.


    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.



    Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.



    Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Certificate or the purchase of a new Certificate in connection with a split-dollar insurance arrangement should consult legal counsel.



    TAX SHELTER REGULATIONS. Prospective Certificate Holders that are corporations should consult a tax adviser about the treatment of the Certificate under the Treasury regulations applicable to corporate tax shelters.



    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the federal corporate alternative minimum tax, if the Certificate Holder is subject to that tax.


    OTHER TAX CONSIDERATIONS. The transfer of the Certificate or designation of a Beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Certificate to, or the designation as a Beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Certificate Holder may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Certificate Holder or Beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

--------------------------------------------------------------------------------

TAXATION OF THE SOCIETY

    At the present time, the Society makes no charge for any Federal, state or local taxes that may be attributable to the Variable Account or to the Certificates. The Society reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Society may incur.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Society will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

    The number of votes you have the right to instruct are calculated separately for each Subaccount and are determined by dividing the Certificate's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Certificates) in proportion to the voting instructions which are received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other insurers. The Society expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurers. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Certificate Holders.
--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES



    We do not permit excessive trading or market timing activities. Such practices can disrupt the management strategies of the Investment Options and increase expenses, which are borne by all Certificate Holders. We reserve the right to reject excessive transfers or purchases by market timers if the trade would disrupt the management of the Variable Account or any Investment Option. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Certificate Holders. These modifications may include, but are not limited to, requiring a minimum time period between each transfer or limiting the dollar amount that an Certificate Holder may transfer at any one time.

--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Society will usually mail the proceeds of complete surrenders, partial withdrawals and Certificate Loans within seven days after we receive your signed request at our Administrative Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Certificate Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Certificate Holders; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Certificate which are derived from any amount paid to the Society by check or draft may be postponed until such time as the Society is satisfied that the check or draft has cleared the bank upon which it is drawn.


    If mandated under applicable law, the Society may be required to block a Certificate Holder's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Certificate to government regulators.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of MWA Financial Services, Inc. to perform its contract with the Variable Account or the ability of the Society to meet its obligations under the Certificates.
--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES AGREEMENT



    The Certificates are administered by EquiTrust Life Insurance Company ("EquiTrust Life"), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the Certificates and provides other services.


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited statutory-basis balance sheets of the Society as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2002, and the related financial statement schedules as well as the Independent Auditors' Reports therein, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities for the Account as of December 31, 2002, and the related statements of operations and changes in net assets for the period from May 1, 2002 (date operations commenced) through December 31, 2002, as well as the related Independent Auditors' Report, are contained in the Statement of Additional Information.

    The Society's statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    The Statement of Additional Information (the "SAI") contains more detailed information about the Certificates than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-877-249-3692, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

    You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Certificate's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Certificate.

    The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.


             Investment Company Act of 1940, File Number 811-10497

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The sum of the values of the Certificate in each subaccount of the Variable Account and the value of the Certificate in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Certificate Debt.

ADMINISTRATIVE CENTER: The Society's administrative office located at 5400 University Avenue, West Des Moines, Iowa 50266.

ATTAINED AGE: The Insured's age on his or her last birthday on the Certificate Date plus the number of Certificate Years since the Certificate Date.

BENEFICIARY: The person or entity the Certificate Holder named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).


CERTIFICATE: The flexible premium variable life insurance certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date.

CERTIFICATE ANNIVERSARY: The same date in each Certificate Year as the Certificate Date.

CERTIFICATE DATE: The date set forth on the Certificate data page which we use to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate. (See "THE CERTIFICATE--Purchasing the Certificate.")

CERTIFICATE DEBT: The sum of all outstanding Certificate Loans and any due and unpaid loan interest.

CERTIFICATE HOLDER, YOU, YOUR: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate. The Certificate Holder is named in the application.

CERTIFICATE LOAN: An amount the Certificate Holder borrows from the Society using the Certificate as the sole security.

CERTIFICATE MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

CERTIFICATE YEAR: A twelve-month period that starts on the Certificate Date or on a Certificate Anniversary.

DECLARED INTEREST OPTION: An allocation option under the Certificate funded by the Society's General Account. Certificate Holders may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Society credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Society. Such proof may consist of the following:

    (a) A certified copy of the death certificate;


    (b) A certified copy of a court decree reciting a finding of death;



    (c) the Beneficiary's statement of election;



    (d) a copy of the Beneficiary's Form W-9; or



    (e) Any other proof satisfactory to the Society.



FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Society other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Certificate Holder that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

INSURED: The person upon whose life the Society issues a Certificate.


INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.


MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in certain states). It is the date when the Certificate terminates and the Certificate's Accumulated Value less Certificate Debt becomes payable to the Certificate Holder or the Certificate Holder's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Certificate Date. The Society makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Certificate reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Certificate Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

THE SOCIETY, WE, US, OUR: Modern Woodmen of America, a fraternal benefit society.

SPECIFIED AMOUNT: The minimum death benefit payable under a Certificate so long as the Certificate remains in force. The Specified Amount as of the Certificate Date is set forth on the data page in each Certificate.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first fifteen Certificate Years and for fifteen years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Society. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Modern Woodmen of America Variable Account, a separate investment account the Society established to receive and invest the Net Premiums paid under the Certificates.


WRITTEN NOTICE: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which the Society receives at our Administrative Center.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE SOCIETY......................................           1
      Modern Woodmen of America............................................           1
      State Regulation of the Society......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL CERTIFICATE PROVISIONS..........................................           2
      The Certificate......................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Beneficiary.............................................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Certificate Loans....................................................           3
      Voting Rights........................................................           4
      Dividends............................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Settlement Options...................................................           4
      Employment-Related Benefit Plans.....................................           5
ADDITIONAL INSURANCE BENEFITS..............................................           6
FINANCIAL STATEMENTS.......................................................           6
THE DECLARED INTEREST OPTION...............................................           7
      General Description..................................................           7
      Declared Interest Option Accumulated Value...........................           7
CALCULATION OF VALUES......................................................           7
      Accumulated Value....................................................           7
      Unit Value...........................................................           8
PERFORMANCE DATA...........................................................           8
      Average Annual Total Return Calculations.............................           8
DISTRIBUTION OF THE CERTIFICATES...........................................          12
ADMINISTRATIVE SERVICES AGREEMENT..........................................          13
LEGAL MATTERS..............................................................          14
EXPERTS....................................................................          14
OTHER INFORMATION..........................................................          14
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B


                                    SAI-TOC

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                           MODERN WOODMEN OF AMERICA

       Home Office:          Variable Product Administrative Center:
      1701 1st Avenue                      PO Box 9284
Rock Island, Illinois 61201          Des Moines, Iowa 50306
                                         1-877-249-3692

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

                           FLEXIBLE PREMIUM VARIABLE
                           LIFE INSURANCE CERTIFICATE


This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance certificate (the "Certificate") offered by Modern Woodmen of America (the "Society"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate and the prospectuses for the Investment Options. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.


                                  May 1, 2003

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE SOCIETY......................................           1
      Modern Woodmen of America............................................           1
      State Regulation of the Society......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL CERTIFICATE PROVISIONS..........................................           2
      The Certificate......................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Beneficiary.............................................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Certificate Loans....................................................           3
      Voting Rights........................................................           4
      Dividends............................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Settlement Options...................................................           4
      Employment-Related Benefit Plans.....................................           5
ADDITIONAL INSURANCE BENEFITS..............................................           6
FINANCIAL STATEMENTS.......................................................           6
THE DECLARED INTEREST OPTION...............................................           7
      General Description..................................................           7
      Declared Interest Option Accumulated Value...........................           7
CALCULATION OF VALUES......................................................           7
      Accumulated Value....................................................           7
      Unit Value...........................................................           8
PERFORMANCE DATA...........................................................           8
      Average Annual Total Return Calculations.............................           8
DISTRIBUTION OF THE CERTIFICATES...........................................          12
ADMINISTRATIVE SERVICES AGREEMENT..........................................          13
LEGAL MATTERS..............................................................          14
EXPERTS....................................................................          14
OTHER INFORMATION..........................................................          14
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE SOCIETY
--------------------------------------------------------------------------------

MODERN WOODMEN OF AMERICA

    Modern Woodmen of America is a fraternal benefit society which was incorporated in the State of Illinois on May 5, 1884. Our principal offices are at 1701 1st Avenue, Rock Island, Illinois 61201. Our principal business is offering life insurance and annuity certificates. We are admitted to do business in 47 states and the District of Columbia--Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

    It is the Society's objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.
--------------------------------------------------------------------------------

STATE REGULATION OF THE SOCIETY

    The Society, which is organized as a fraternal benefit society under the laws of Illinois, is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Society as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Society and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Society is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Society holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Fire and Marine in the amount of $5,000,000 covering all the officers and employees of the Society.
--------------------------------------------------------------------------------

MATERIAL IRRECONCILABLE CONFLICTS

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Society or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Certificate Holders arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

--------------------------------------------------------------------------------

ADDITIONAL CERTIFICATE PROVISIONS
--------------------------------------------------------------------------------

THE CERTIFICATE

    We issue the Certificate in consideration of the statements in the application and the payment of the initial premium. The Certificate, the application, and any supplemental applications and any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Certificate or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Certificate is in force, operate the Certificate as a flexible premium adjustable life insurance certificate by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Certificate Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option until you request a change in allocation to convert the Certificate back to a flexible premium variable life insurance certificate. The Society will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------

ASSIGNMENT

    The Certificate Holder may assign the Certificate as collateral security. The Society assumes no responsibility for the validity or effect of any collateral assignment of the Certificate. No assignment will bind us unless and until we receive notice of the assignment in writing at our Administrative Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Administrative Center. Assigning the Certificate may have federal income tax consequences.
--------------------------------------------------------------------------------

CHANGING THE BENEFICIARY


    During the Insured's lifetime, the Beneficiary may be changed. To make a change, you must send a Written Notice to us. The request for the change must be in a form satisfactory to the Society and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Certificate for endorsement.

--------------------------------------------------------------------------------

INCONTESTABILITY

    The Certificate is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Certificate Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating incontestability provisions under the new certificate.
--------------------------------------------------------------------------------


MISSTATEMENT OF AGE OR SEX


    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Certificate to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the issue date (unless otherwise required), we will limit life insurance proceeds payable under the Certificate to all premiums paid, reduced by any outstanding Certificate Debt and any partial withdrawals, and increased by any unearned loan interest. If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount or reinstatement, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount or reinstatement. Instead, we will refund to the Certificate Holder an amount equal to the total cost of insurance for the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating benefits under the suicide provisions of the new certificate.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Certificate will continue until the earlier of:

        -  the end of the Grace Period;

        - the date the Certificate Holder surrenders the Certificate for its entire Net Surrender Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Certificate will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Certificate Holder. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Certificate Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Society will send the Certificate Holder the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

CERTIFICATE LOANS

    Interest is payable in advance at the time you make any Certificate Loan (for the remainder of the Certificate Year) and on each Certificate Anniversary thereafter (for the entire Certificate Year) so long as there is Certificate Debt outstanding. We will subtract interest payable at the time you make a Certificate Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Certificate Debt and it will bear interest at the same rate charged for Certificate Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Certificate Loans are segregated within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--ALLOCATION OF CERTIFICATE LOAN" in the Prospectus.)

    Because we charge interest in advance, we will add any interest that has not been earned by us to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Certificate Debt.
--------------------------------------------------------------------------------

VOTING RIGHTS

    The Society may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Society itself may disregard voting instructions in favor of changes initiated by a Certificate Holder in the investment policy or the investment adviser of an Investment Option if the Society reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Society determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Society does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Holders.
--------------------------------------------------------------------------------

DIVIDENDS

    This Certificate is considered a participating certificate. It will share in the divisible surplus of the Society as determined annually by the Board of Directors. Any share of such surplus apportioned to this Certificate will be payable as a dividend. Unless otherwise requested, dividends will be paid in cash. We do not expect that any dividends will be declared on this Certificate.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Society shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any Written Notice to the Society at our Administrative Center. The notice should include the Certificate number and the Insured's full name. Any notice we send to a Certificate Holder will be sent to the address shown in the application unless you filed an appropriate address change form with the Society.
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Certificate, in whole or in part under a settlement option as described below. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in your application or notify us in writing at our Administrative Center. During the life of the Insured, you may select a settlement option; in addition, during that time, you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a Written Notice to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Certificate in one sum. We will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $5,000;

        (2)  periodic payments would be less than $50; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a settlement option are paid pursuant to a supplemental contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Society may be crediting higher interest rates on the effective date of the supplemental contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a secondary payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a settlement option unless the Society has agreed to such withdrawal in the supplemental contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $200.

    Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin the first of the month following settlement.

    OPTION 1--DEPOSIT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Equal monthly payments will be made for a fixed period not longer than 30 years. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH GUARANTEED PERIOD. Monthly payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10 or 20 years or the period required for the total payments to equal the proceeds applied. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

    OPTION 4--INCOME FOR A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must total no less than 5% of the original proceeds placed with the Society. Payments will continue until the proceeds, including interest at the guaranteed rate of 3% per year, are exhausted.

    OPTION 5--JOINT AND SURVIVOR INCOME. Equal monthly payments will be made for as long as the two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE SETTLEMENT OPTIONS. The Society may make available alternative settlement options.


    A tax adviser should be consulted with respect to the tax consequences associated with a settlement option.

--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Certificate described in the Prospectus and this Statement of

    Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women as well as those based on unisex mortality tables. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Certificate may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to your Certificate by rider:

        - Cost of Living Increase. This rider automatically increases the Specified Amount under the Certificate on every third Certificate Anniversary without requiring evidence of insurability. There is a monthly deduction for the cost of this rider.

        - Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Certificate Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Society will waive the monthly deduction until the end of the disability or age 65, whichever comes first. There is a monthly deduction for the cost of this rider.

        - Death Benefit Guarantee. This rider guarantees that the Certificate will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. (In certain states, this rider is known as the Death Benefit Protection Rider.) There is no charge for this rider.

        - Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Certificate to be increased up to seven times without new evidence of insurability. There is a monthly deduction for the cost of this rider.

        - Accelerated Benefits. This rider provides for the payment of all or a portion of the accelerated death benefit in the event that the Insured becomes terminally ill. There is no charge for this rider. You should consult a qualified tax adviser about the consequences of requesting an accelerated death benefit payment.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Certificate, from the registered representative selling the Certificate.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    This Statement of Additional Information contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2002, and the related statements of operations and changes in net assets for the period from May 1, 2002 (date operations commenced) through December 31, 2002. Ernst & Young LLP, independent auditors, 801 Grand Avenue,
    Suite 3400, Des Moines, Iowa 50309, serve as independent auditors for the Variable Account.



    The statutory-basis balance sheets of the Society as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2002, appearing herein, have also been audited by Ernst and Young LLP, independent auditors.



    The Society's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Certificate. The Society bears the full investment risk for these amounts. We guarantee that interest credited to each Certificate Holder's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Society may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Certificate's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Society and may be changed at any time by the Society, in its sole discretion. The Certificate Holder assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Certificate's Accumulated Value in the Declared Interest Option that equals Certificate Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Society guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Certificate charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------

CALCULATION OF VALUES
--------------------------------------------------------------------------------

ACCUMULATED VALUE

    The Accumulated Value of the Certificate is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Certificate Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   premiums paid,

             -   partial withdrawals,

             -   Certificate Loans,

             -   charges assessed in connection with the Certificate,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Certificate Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Certificate Date.
--------------------------------------------------------------------------------

UNIT VALUE

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

    (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

         (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

         (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

         (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

         (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Certificates.

    (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

--------------------------------------------------------------------------------

PERFORMANCE DATA
--------------------------------------------------------------------------------

    The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

    SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

        - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

        - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment

            Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

        -   The ending value is divided by the initial investment.

        - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

    Average annual total return quotations for the Subaccounts for the period ended December 31, 2002 are shown in the table below.

                    AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS
                            (THROUGH DECEMBER 31, 2002)


                                                                                       SINCE         SUBACCOUNT
                                                1            5           10          SUBACCOUNT      INCEPTION
SUBACCOUNT                                    YEAR         YEARS        YEARS        INCEPTION          DATE
American Century
  VP Ultra-Registered Trademark- Fund             *           --           --                 **       02/13/02
  VP Vista Fund                                   *           --           --              -3.11%      02/13/02
Dreyfus
  VIF Appreciation Portfolio--Initial
      Share Class                                 *           --           --              -1.28       02/13/02
  VIF Developing Leaders
    Portfolio--Initial
      Share Class                                 *           --           --              -1.44       02/13/02
  VIF Disciplined Stock
    Portfolio--Initial
      Share Class                                 *           --           --              -0.80       02/13/02
  VIF Growth and Income Portfolio--
      Initial Share Class                         *           --           --              -1.34       02/13/02
  VIF International Equity Portfolio--
      Initial Share Class                         *           --           --                 **       02/13/02
  Dreyfus Socially Responsible Growth
      Fund, Inc.--Service Share Class(1)          *           --           --              -5.63       02/13/02
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                             *           --           --               0.41       02/13/02
  High Grade Bond Portfolio                       *           --           --               0.91       02/13/02
  Managed Portfolio                               *           --           --              -4.46       02/13/02
  Money Market Portfolio                          *           --           --                 **       02/13/02
  Strategic Yield Portfolio                       *           --           --               2.11       02/13/02
  Value Growth Portfolio                          *           --           --                 **       02/13/02
Fidelity Variable Insurance Products
Funds
  VIP Contrafund Portfolio                        *           --           --             -10.91       02/13/02
  VIP Growth Portfolio                            *           --           --                 **       02/13/02
  VIP Growth & Income Portfolio                   *           --           --              -0.28       02/13/02
  VIP High Income Portfolio(2)                    *           --           --               5.35       02/13/02
  VIP Index 500 Portfolio                         *           --           --              -0.94       02/13/02
  VIP Mid Cap Portfolio(3)                        *           --           --              -0.01       02/13/02
  VIP Overseas Portfolio                          *           --           --              -2.14       02/13/02
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                *           --           --               2.57       02/13/02
  JPMorgan Small Company Portfolio                *           --           --               3.09       02/13/02

                                                                                       SINCE         SUBACCOUNT
                                                1            5           10          SUBACCOUNT      INCEPTION
SUBACCOUNT                                    YEAR         YEARS        YEARS        INCEPTION          DATE
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                      *           --           --              -5.67%      02/13/02
  Russell 2000 Small Cap Index Portfolio          *           --           --             -18.36       02/13/02
  S&P MidCap 400 Index Portfolio                  *           --           --             -15.31       02/13/02
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                         *           --           --             -13.27       02/13/02
  Mid-Cap Growth Portfolio                        *           --           --               2.70       02/13/02
  New America Growth Portfolio                    *           --           --               1.71       02/13/02
  Personal Strategy Balanced Portfolio            *           --           --               0.53       02/13/02
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                   *           --           --                 **       02/13/02



* The Variable account commenced operations February 13, 2002; therefore, one-year total return information is not available.



** As of December 31, 2002, no premium payments had been received in the Subaccount; therefore, total return information since Subaccount inception is not available.


(1) Because Service shares were not offered until December 31, 2000, the Subaccount returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of share (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


(3) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

   The table below provides the adjusted historical performance of the corresponding Investment Option in which each of these Subaccounts invest. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge under the Certificate. It does not reflect any insurance-related product charges and deductions of the Variable Account other than the mortality and expense risk charge. If all fees and charges had been deducted, the performance figures would have been significantly lower.

           ADJUSTED AVERAGE ANNUAL TOTAL RETURNS FOR INVESTMENT OPTIONS
                            (THROUGH DECEMBER 31, 2002)


                                                                                                SINCE         INVESTMENT
                                                                                              INVESTMENT        OPTION
                                                  1                 5             10            OPTION        INCEPTION
INVESTMENT OPTION                                YEAR             YEARS          YEARS        INCEPTION          DATE
American Century
  VP Ultra Fund                                     -23.61%              --          --            -17.40%      05/01/01
  VP Vista Fund                                     -20.40               --          --            -15.91       05/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
      Share Class                                   -17.61             0.82%         --              9.29       04/05/93
  VIF Developing Leaders
    Portfolio--Initial
      Share Class                                   -20.02            -0.44       11.67%            23.59       08/31/90
  VIF Disciplined Stock
    Portfolio--Initial
      Share Class                                   -23.51            -2.65          --              4.62       04/30/96
  VIF Growth and Income Portfolio--
      Initial Share Class                           -26.23            -3.33          --              7.52       05/02/94
  VIF International Equity Portfolio--
      Initial Share Class                           -16.84            -4.54          --             -0.12       05/02/94
  Dreyfus Socially Responsible Growth
      Fund, Inc.--Service Share Class(1)            -30.04            -4.82          --              6.11       10/07/93
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                               -19.97            -2.05        7.67              9.69       10/15/90
  High Grade Bond Portfolio                           7.47             6.16        6.47              7.86       10/17/87
  Managed Portfolio                                  -2.70             2.68        7.64              7.99       10/17/87
  Money Market Portfolio                              0.26             3.10        3.28              3.55       02/20/90
  Strategic Yield Portfolio                           4.53             3.81        6.81              8.37       10/17/87
  Value Growth Portfolio                            -11.33            -5.47        3.34              3.57       10/17/87
Fidelity Variable Insurance Products
Funds
  VIP Contrafund Portfolio                          -10.25             2.81          --             11.37       01/03/95
  VIP Growth Portfolio                              -31.00            -1.26        7.54              9.51       10/09/86
  VIP Growth & Income Portfolio                     -17.51            -0.16          --              4.05       12/31/96
  VIP High Income Portfolio(2)                        2.40            -7.12        2.45              5.79       09/19/85
  VIP Index 500 Portfolio                           -23.15            -1.74        8.14              8.48       08/27/92
  VIP Mid Cap Portfolio(3)                          -10.92               --          --             14.52       12/29/98
  VIP Overseas Portfolio                            -21.18            -4.85        3.80              3.34       01/28/87

                                                                                                SINCE         INVESTMENT
                                                                                              INVESTMENT        OPTION
                                                  1                 5             10            OPTION        INCEPTION
INVESTMENT OPTION                                YEAR             YEARS          YEARS        INCEPTION          DATE
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                   -0.08%              --          --              8.75%      09/28/01
  JPMorgan Small Company Portfolio                  -22.55            -3.61%         --              6.18       01/03/95
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                        -38.39               --          --            -38.19       04/27/00
  Russell 2000 Small Cap Index Portfolio            -21.95               --          --             -8.66       04/27/00
  S&P MidCap 400 Index Portfolio                    -16.05               --          --              1.22       05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                           -14.02             1.53          --             10.18       03/31/94
  Mid-Cap Growth Portfolio                          -22.15             3.93          --              6.14       12/31/96
  New America Growth Portfolio                      -29.21            -6.37          --              5.17       03/31/94
  Personal Strategy Balanced Portfolio               -8.70             3.39          --              8.42       12/30/94
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                     -19.19            -5.11          --             -0.02       03/31/94


(1) Because Service shares were not offered until December 31, 2000, the Investment Option returns shown reflect the Fund's initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of shares (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


(3) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


--------------------------------------------------------------------------------

DISTRIBUTION OF THE CERTIFICATES
--------------------------------------------------------------------------------

    MWA Financial Services, Inc. ("MWAFS") is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois 61201. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

    We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Variable Account.


    MWAFS will sell the Certificates through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

    MWAFS received sales compensation with respect to the Certificates in the following amounts during the period indicated:

                                                AGGREGATE AMOUNT OF
                                                COMMISSION RETAINED
                        AGGREGATE AMOUNT OF           BY MWAFS
                        COMMISSION PAID TO     AFTER PAYMENTS TO ITS
           FISCAL YEAR        MWAFS*         REGISTERED REPRESENTATIVES
              2002           $   7,356                $     118

    * Includes sales compensation paid to registered representatives of MWAFS.

    MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: supervisor and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

    Because registered representatives of MWAFS are also insurance agents of the Society, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Society offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Society for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards may be eligible for additional compensation.

    The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay MWAFS for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. Each Distribution Plan has been adopted pursuant to
    Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MWAFS' obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to MWAFS for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to MWAFS.

    Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES AGREEMENT

--------------------------------------------------------------------------------


    EquiTrust Life Insurance Company ("EquiTrust Life") and the Society are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during the fiscal year ended December 31, 2002, EquiTrust Life billed the Society $5,054.

--------------------------------------------------------------------------------


LEGAL MATTERS

--------------------------------------------------------------------------------


    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance certificate described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Certificate, including the validity of the Certificate and the Society's right to issue the Certificate under Illinois Insurance Law, have been passed upon by C. Ernest Beane, General Counsel of the Society.


--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Consulting Actuary, as stated in the opinion filed as an exhibit to the registration statement.



    The Society's statutory-basis balance sheets as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2002, and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



    The Account's statements of assets and liabilities as of December 31, 2002, and the related statements of operations and changes in net assets for the period from May 1, 2002 (date operations commenced) through December 31, 2002, appearing herein, have also been audited by Ernst & Young, LLP, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                         Report of Independent Auditors

The Board of Directors and Participants
Modern Woodmen of America

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Modern Woodmen of America Variable Account, a separate account comprised of the Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income, Dreyfus Small Cap, Socially Responsible Growth, Blue Chip, High Grade Bond, Strategic Yield, Managed, Contrafund, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, and Personal Strategy Balanced Subaccounts, as of December 31, 2002, and the related statements of operations and changes in net assets for the period from May 1, 2002 (date operations commenced) through December 31, 2002. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Modern Woodmen of America Variable Account at December 31, 2002, and the results of their operations and changes in their net assets for the period from May 1, 2002 through December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Des Moines, Iowa
March 14, 2003

                   Modern Woodmen of America Variable Account

                      Statements of Assets and Liabilities

                                December 31, 2002

                                                       VISTA       APPRECIATION
                                                     SUBACCOUNT     SUBACCOUNT
                                                   -----------------------------
ASSETS
Investments in shares of mutual funds, at market   $           5   $         256

LIABILITIES                                                    -               -
                                                   -----------------------------
Net assets                                         $           5   $         256
                                                   =============================

NET ASSETS
Accumulation units                                 $           5   $         256
                                                   -----------------------------
Total net assets                                   $           5   $         256
                                                   =============================

Investments in shares of mutual funds, at cost     $           5   $         258
Shares of mutual fund owned                                 0.56            8.90

Accumulation units outstanding                              0.47           25.95
Accumulation unit value                            $        9.69   $        9.87

                                                                     DREYFUS
                                                    DISCIPLINED      GROWTH &         DREYFUS
                                                       STOCK          INCOME         SMALL CAP
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                   ---------------------------------------------
ASSETS
Investments in shares of mutual funds, at market   $          46   $         358   $           5

LIABILITIES                                                    -               -               -
                                                   ---------------------------------------------
Net assets                                         $          46   $         358   $           5
                                                   =============================================

NET ASSETS
Accumulation units                                 $          46   $         358   $           5
                                                   ---------------------------------------------
Total net assets                                   $          46   $         358   $           5
                                                   =============================================

Investments in shares of mutual funds, at cost     $          47   $         362   $           5
Shares of mutual fund owned                                 2.88           22.32            0.16

Accumulation units outstanding                              4.66           36.33            0.47
Accumulation unit value                            $        9.92   $        9.87   $        9.86

                                                     SOCIALLY
                                                    RESPONSIBLE                      HIGH GRADE
                                                      GROWTH         BLUE CHIP          BOND
                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                   ---------------------------------------------
ASSETS
Investments in shares of mutual funds, at market   $          53   $         142   $          91

LIABILITIES                                                    -               -               -
                                                   ---------------------------------------------
Net assets                                         $          53   $         142   $          91
                                                   =============================================

NET ASSETS
Accumulation units                                 $          53   $         142   $          91
                                                   ---------------------------------------------
Total net assets                                   $          53   $         142   $          91
                                                   =============================================
Investments in shares of mutual funds, at cost     $          56   $         143   $          90
Shares of mutual fund owned                                 2.82            5.20            8.77

Accumulation units outstanding                              5.64           14.11            9.03
Accumulation unit value                            $        9.44   $       10.04   $       10.09

                                                    STRATEGIC
                                                      YIELD           MANAGED
                                                    SUBACCOUNT       SUBACCOUNT
                                                   -----------------------------
ASSETS
Investments in shares of mutual funds, at market   $         144   $         224

LIABILITIES                                                    -               -
                                                   -----------------------------
Net assets                                         $         144   $         224
                                                   =============================

NET ASSETS
Accumulation units                                 $         144   $         224
                                                   -----------------------------
Total net assets                                   $         144   $         224
                                                   =============================

Investments in shares of mutual funds, at cost     $         144   $         217
Shares of mutual fund owned                                16.50           18.18

Accumulation units outstanding                             14.14           23.48
Accumulation unit value                            $       10.21   $        9.55

                                                                     FIDELITY
                                                                     GROWTH &          HIGH
                                                     CONTRAFUND       INCOME          INCOME
                                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                   ---------------------------------------------
ASSETS
Investments in shares of mutual funds, at market   $          47   $         195   $          57

LIABILITIES                                                    -               -               -
                                                   ---------------------------------------------
Net assets                                         $          47   $         195   $          57
                                                   =============================================

NET ASSETS
Accumulation units                                 $          47   $         195   $          57
                                                   ---------------------------------------------
Total net assets                                   $          47   $         195   $          57
                                                   =============================================

Investments in shares of mutual funds, at cost     $          51   $         192   $          56
Shares of mutual fund owned                                 2.59           17.92            9.75

Accumulation units outstanding                              5.27           19.51            5.54
Accumulation unit value                            $        8.91   $        9.97   $       10.33

                                                     INDEX 500        MID-CAP        OVERSEAS
                                                     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                   ---------------------------------------------
ASSETS
Investments in shares of mutual funds, at market   $         253   $           5   $         199

LIABILITIES                                                    -               -               -
                                                   ---------------------------------------------
Net assets                                         $         253   $           5   $         199
                                                   =============================================

NET ASSETS
Accumulation units                                 $         253   $           5   $         199
                                                   ---------------------------------------------

Total net assets                                   $         253   $           5   $         199
                                                   =============================================
Investments in shares of mutual funds, at cost     $         252   $           5   $         196
Shares of mutual fund owned                                 2.54            0.27           18.08

Accumulation units outstanding                             25.58            0.47           20.28
Accumulation unit value                            $        9.91   $       10.00   $        9.79

                                                      MID-CAP          SMALL
                                                       VALUE          COMPANY
                                                     SUBACCOUNT      SUBACCOUNT
                                                   -----------------------------
ASSETS
Investments in shares of mutual funds, at market   $         162   $         230

LIABILITIES                                                    -               -
                                                   -----------------------------
Net assets                                         $         162   $         230
                                                   =============================

NET ASSETS
Accumulation units                                 $         162   $         230
                                                   -----------------------------
Total net assets                                   $         162   $         230
                                                   =============================

Investments in shares of mutual funds, at cost     $         161   $         229
Shares of mutual fund owned                                 9.69           22.21

Accumulation units outstanding                             15.80           22.27
Accumulation unit value                            $       10.26   $       10.31

SEE ACCOMPANYING NOTES.

                                                        S&P                        RUSSELL 2000
                                                       MIDCAP          NASDAQ        SMALL CAP        EQUITY
                                                     400 INDEX       100 INDEX        INDEX           INCOME
                                                     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                   -------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market   $          35   $           4   $         199   $         349

LIABILITIES                                                    -               -               -               -
                                                   -------------------------------------------------------------
Net assets                                         $          35   $           4   $         199   $         349
                                                   =============================================================

NET ASSETS
Accumulation units                                 $          35   $           4   $         199   $         349
                                                   -------------------------------------------------------------
Total net assets                                   $          35   $           4   $         199   $         349
                                                   =============================================================

Investments in shares of mutual funds, at cost     $          41   $           5   $         204   $         343
Shares of mutual fund owned                                 0.88            0.32            5.30           21.33

Accumulation units outstanding                              4.08            0.47           24.37           40.24
Accumulation unit value                            $        8.47   $        9.43   $        8.16   $        8.67

                                                                        NEW           PERSONAL
                                                      MID-CAP         AMERICA         STRATEGY
                                                       GROWTH          GROWTH         BALANCED
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                   ----------------------------------------------
ASSETS
Investments in shares of mutual funds, at market   $         263   $         312   $         305

LIABILITIES                                                    -               -               -
                                                   ---------------------------------------------
Net assets                                         $         263   $         312   $         305
                                                   =============================================

NET ASSETS
Accumulation units                                 $         263   $         312   $         305
                                                   ---------------------------------------------
Total net assets                                   $         263   $         312   $         305
                                                   =============================================

Investments in shares of mutual funds, at cost     $         264   $         316   $         301
Shares of mutual fund owned                                18.29           24.03           23.09

Accumulation units outstanding                             25.61           30.69           30.37
Accumulation unit value                            $       10.27   $       10.17   $       10.05

                   Modern Woodmen of America Variable Account

                            Statements of Operations

                    Period From May 1, 2002 (Date Operations
                      Commenced) Through December 31, 2002

                                                              VISTA       APPRECIATION
                                                            SUBACCOUNT     SUBACCOUNT
                                                          -----------------------------
Income:
   Dividends                                              $           -   $           3
Expenses:
   Mortality and expense risk                                         -               -
                                                          -----------------------------
Net investment income (loss)                                          -               3

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                       -              (1)
                                                          -----------------------------
Total realized gain (loss) on investments                             -              (1)

Change in unrealized appreciation/depreciation of
   investments                                                        -              (2)
                                                          -----------------------------
Net increase (decrease) in net assets from operations     $           -   $           -
                                                          =============================

                                                                             DREYFUS
                                                           DISCIPLINED       GROWTH &         DREYFUS
                                                              STOCK           INCOME         SMALL CAP
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------
Income:
   Dividends                                              $           -    $           1    $           -
Expenses:                                                             -                -                -
   Mortality and expense risk
                                                          -----------------------------------------------
Net investment income (loss)                                          -                1                -

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                       -                1                -
                                                          -----------------------------------------------
Total realized gain (loss) on investments                             -                1                -

Change in unrealized appreciation/depreciation of
   investments                                                       (1)              (4)               -
                                                          -----------------------------------------------
Net increase (decrease) in net assets from operations     $          (1)   $          (2)   $           -
                                                          ===============================================

                                                            SOCIALLY
                                                           RESPONSIBLE                       HIGH GRADE
                                                             GROWTH          BLUE CHIP          BOND
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------
Income:
   Dividends                                              $           -    $           -    $           1
Expenses:
   Mortality and expense risk                                         -                -                -
                                                          -----------------------------------------------
Net investment income (loss)                                          -                -                1

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                       -                1                -
                                                          -----------------------------------------------
Total realized gain (loss) on investments                             -                1                -

Change in unrealized appreciation/depreciation of
   investments                                                       (3)              (1)               1
                                                          -----------------------------------------------
Net increase (decrease) in net assets from operations     $          (3)   $           -    $           2
                                                          ===============================================

                                                           STRATEGIC
                                                             YIELD          MANAGED
                                                           SUBACCOUNT      SUBACCOUNT
                                                          -----------------------------
Income:
   Dividends                                              $           4    $          -
Expenses:
   Mortality and expense risk                                         -               -
                                                          -----------------------------
Net investment income (loss)                                          4               -

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                      (1)             (3)
                                                          -----------------------------
Total realized gain (loss) on investments                            (1)             (3)

Change in unrealized appreciation/depreciation of
   investments                                                        -               7
                                                          -----------------------------
Net increase (decrease) in net assets from operations     $           3   $           4
                                                          =============================

                                                                            FIDELITY
                                                                             GROWTH
                                                           CONTRAFUND        INCOME         HIGH INCOME
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------
Income:
   Dividends                                              $           -    $           -    $           -
Expenses:
   Mortality and expense risk                                         -                -                -
                                                          -----------------------------------------------
Net investment income (loss)                                          -                -                -

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                      (4)              (1)               -
                                                          -----------------------------------------------
Total realized gain (loss) on investments                            (4)              (1)               -

Change in unrealized appreciation/depreciation of
   investments                                                       (4)               3                1
                                                          -----------------------------------------------
Net increase (decrease) in net assets from operations     $          (8)   $           2    $           1
                                                          ===============================================

                                                           INDEX 500         MID-CAP          OVERSEAS
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------
Income:
   Dividends                                              $           -    $           -    $           -
Expenses:
   Mortality and expense risk                                         -                -                -
                                                          -----------------------------------------------
Net investment income (loss)                                          -                -                -

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                       -                -               (1)
                                                          -----------------------------------------------
Total realized gain (loss) on investments                             -                -               (1)

Change in unrealized appreciation/depreciation of
   investments                                                        1                -                3
                                                          -----------------------------------------------
Net increase (decrease) in net assets from operations     $           1    $           -    $           2
                                                          ===============================================

                                                            MID-CAP          SMALL
                                                             VALUE          COMPANY
                                                           SUBACCOUNT      SUBACCOUNT
                                                          -----------------------------
Income:
   Dividends                                              $           -   $           -
Expenses:
   Mortality and expense risk                                         -               -
                                                          -----------------------------
Net investment income (loss)                                          -               -

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                       1               1
                                                          -----------------------------
Total realized gain (loss) on investments                             1               1

Change in unrealized appreciation/depreciation of
   investments                                                        1               1
                                                          -----------------------------
Net increase (decrease) in net assets from operations     $           2   $           2
                                                          =============================

SEE ACCOMPANYING NOTES.

                                                               S&P                          RUSSELL 2000
                                                              MIDCAP          NASDAQ          SMALL CAP         EQUITY
                                                            400 INDEX        100 INDEX          INDEX           INCOME
                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                          ----------------------------------------------------------------
Income:
   Dividends                                              $           -    $           -    $           -    $           3
Expenses:
   Mortality and expense risk                                         -                -                -               (1)
                                                          ----------------------------------------------------------------
Net investment income (loss)                                          -                -                -                2

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                      (6)               -              (14)             (16)
                                                          ----------------------------------------------------------------
Total realized gain (loss) on investments                            (6)               -              (14)             (16)

Change in unrealized appreciation/depreciation of
   investments                                                       (6)              (1)              (5)               6
                                                          ----------------------------------------------------------------
Net increase (decrease) in net assets from operations     $         (12)   $          (1)   $         (19)   $          (8)
                                                          ================================================================

                                                                               NEW            PERSONAL
                                                             MID-CAP         AMERICA          STRATEGY
                                                             GROWTH          GROWTH           BALANCED
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------
Income:
   Dividends                                              $           -    $           -    $           3
Expenses:
   Mortality and expense risk                                         -                -                -
                                                          -----------------------------------------------
Net investment income (loss)                                          -                -                3

Realized gain (loss) on investments:
   Realized gain (loss) on sales of fund shares                       3                2               (1)
                                                          -----------------------------------------------
Total realized gain (loss) on investments                             3                2               (1)

Change in unrealized appreciation/depreciation of
   investments                                                       (1)              (4)               4
                                                          -----------------------------------------------
Net increase (decrease) in net assets from operations     $           2    $          (2)   $           6
                                                          ===============================================

                   Modern Woodmen of America Variable Account

                       Statements of Changes in Net Assets

                    Period From May 1, 2002 (Date Operations
                      Commenced) Through December 31, 2002

                                                                 VISTA        APPRECIATION
                                                               SUBACCOUNT      SUBACCOUNT
                                                             ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           3
   Total realized gain (loss) on investments                             -               (1)
   Change in unrealized appreciation/depreciation of
     investments                                                         -               (2)
                                                             ------------------------------
Net increase (decrease) in net assets from operations                    -                -

Certificate transactions:
   Certificate deposits                                                  -              161
   Transfers of cost of insurance and other charges                     (3)             (61)
   Transfers between subaccounts, including fixed interest
     subaccount                                                          8              156
                                                             ------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                          5              256
                                                             ------------------------------
Total increase (decrease) in net assets                                  5              256

Net assets at beginning of period                                        -                -
                                                             ------------------------------
Net assets at end of period                                  $           5    $         256
                                                             ==============================

                                                                                DREYFUS
                                                              DISCIPLINED       GROWTH &         DREYFUS
                                                                STOCK            INCOME         SMALL CAP
                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                             ------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           1    $           -
   Total realized gain (loss) on investments                             -                1                -
   Change in unrealized appreciation/depreciation of
     investments                                                        (1)              (4)               -
                                                             ------------------------------------------------
Net increase (decrease) in net assets from operations                   (1)              (2)               -

Certificate transactions:
   Certificate deposits                                                 42              297                -
   Transfers of cost of insurance and other charges                    (11)            (106)              (3)
   Transfers between subaccounts, including fixed interest
     subaccount                                                         16              169                8
                                                             ------------------------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                         47              360                5
                                                             ------------------------------------------------
Total increase (decrease) in net assets                                 46              358                5

Net assets at beginning of period                                        -                -                -
                                                             ------------------------------------------------
Net assets at end of period                                  $          46    $         358    $           5
                                                             ================================================

                                                               SOCIALLY
                                                              RESPONSIBLE                        HIGH GRADE
                                                                GROWTH          BLUE CHIP           BOND
                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                             -----------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           -    $           1
   Total realized gain (loss) on investments                             -                1                -
   Change in unrealized appreciation/depreciation of
     investments                                                        (3)              (1)               1
                                                             -----------------------------------------------
Net increase (decrease) in net assets from operations                   (3)               -                2

Certificate transactions:
   Certificate deposits                                                 28              107               98
   Transfers of cost of insurance and other charges                    (19)             (25)             (34)
   Transfers between subaccounts, including fixed interest
     subaccount                                                         47               60               25
                                                             -----------------------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                         56              142               89
                                                             -----------------------------------------------
Total increase (decrease) in net assets                                 53              142               91

Net assets at beginning of period                                        -                -                -
                                                             -----------------------------------------------
Net assets at end of period                                  $          53    $         142    $          91
                                                             ===============================================

                                                               STRATEGIC
                                                                 YIELD           MANAGED
                                                               SUBACCOUNT      SUBACCOUNT
                                                             ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           4    $           -
   Total realized gain (loss) on investments                            (1)              (3)
   Change in unrealized appreciation/depreciation of
     investments                                                         -                7
                                                             ------------------------------
Net increase (decrease) in net assets from operations                    3                4

Certificate transactions:
   Certificate deposits                                                 56              161
   Transfers of cost of insurance and other charges                    (77)             (86)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        162              145
                                                             ------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                        141              220
                                                             ------------------------------
Total increase (decrease) in net assets                                144              224

Net assets at beginning of period                                        -                -
                                                             ------------------------------
Net assets at end of period                                  $         144    $         224
                                                             ==============================

                                                                                FIDELITY
                                                                                 GROWTH
                                                               CONTRAFUND        INCOME         HIGH INCOME
                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                             -----------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           -    $           -
   Total realized gain (loss) on investments                            (4)              (1)               -
   Change in unrealized appreciation/depreciation of
     investments                                                        (4)               3                1
                                                             -----------------------------------------------
Net increase (decrease) in net assets from operations                   (8)               2                1

Certificate transactions:
   Certificate deposits                                                 12              161               28
   Transfers of cost of insurance and other charges                    (39)             (61)             (19)
   Transfers between subaccounts, including fixed interest
     subaccount                                                         82               93               47
                                                             -----------------------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                         55              193               56
                                                             -----------------------------------------------
Total increase (decrease) in net assets                                 47              195               57

Net assets at beginning of period                                        -                -                -
                                                             -----------------------------------------------
Net assets at end of period                                  $          47    $         195    $          57
                                                             ===============================================

                                                               INDEX 500         MID-CAP          OVERSEAS
                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                             -----------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           -    $           -
   Total realized gain (loss) on investments                             -                -               (1)
   Change in unrealized appreciation/depreciation of
     investments                                                         1                -                3
                                                             -----------------------------------------------
Net increase (decrease) in net assets from operations                    1                -                2

Certificate transactions:
   Certificate deposits                                                189                -              162
   Transfers of cost of insurance and other charges                    (84)              (3)             (65)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        147                8              100
                                                             -----------------------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                        252                5              197
                                                             -----------------------------------------------
Total increase (decrease) in net assets                                253                5              199

Net assets at beginning of period                                        -                -                -
                                                             -----------------------------------------------
Net assets at end of period                                  $         253    $           5    $         199
                                                             ===============================================

                                                                MID-CAP           SMALL
                                                                 VALUE           COMPANY
                                                               SUBACCOUNT       SUBACCOUNT
                                                             ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           -
   Total realized gain (loss) on investments                             1                1
   Change in unrealized appreciation/depreciation of
     investments                                                         1                1
                                                             ------------------------------
Net increase (decrease) in net assets from operations                    2                2

Certificate transactions:
   Certificate deposits                                                159              160
   Transfers of cost of insurance and other charges                    (35)             (39)
   Transfers between subaccounts, including fixed interest
     subaccount                                                         36              107
                                                             ------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                        160              228
                                                             ------------------------------
Total increase (decrease) in net assets                                162              230

Net assets at beginning of period                                        -                -
                                                             ------------------------------
Net assets at end of period                                  $         162    $         230
                                                             ==============================

SEE ACCOMPANYING NOTES.

                                                                  S&P                          RUSSELL 2000
                                                                 MIDCAP          NASDAQ          SMALL CAP          EQUITY
                                                               400 INDEX        100 INDEX          INDEX            INCOME
                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                             ----------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           -    $           -    $           2
   Total realized gain (loss) on investments                            (6)               -              (14)             (16)
   Change in unrealized appreciation/depreciation of
     investments                                                        (6)              (1)              (5)               6
                                                             ----------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (12)              (1)             (19)              (8)

Certificate transactions:
   Certificate deposits                                                  1                -               56              210
   Transfers of cost of insurance and other charges                    (33)              (3)             (72)            (133)
   Transfers between subaccounts, including fixed interest
     subaccount                                                         79                8              234              280
                                                             ----------------------------------------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                         47                5              218              357
                                                             ----------------------------------------------------------------
Total increase (decrease) in net assets                                 35                4              199              349

Net assets at beginning of period                                        -                -                -                -
                                                             ----------------------------------------------------------------
Net assets at end of period                                  $          35    $           4    $         199    $         349
                                                             ================================================================

                                                                                  NEW            PERSONAL
                                                                MID-CAP          AMERICA         STRATEGY
                                                                 GROWTH          GROWTH          BALANCED
                                                               SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                             -----------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           -    $           -    $           3
   Total realized gain (loss) on investments                             3                2               (1)
   Change in unrealized appreciation/depreciation of
     investments                                                        (1)              (4)               4
                                                             -----------------------------------------------
Net increase (decrease) in net assets from operations                    2               (2)               6

Certificate transactions:
   Certificate deposits                                                229              215              242
   Transfers of cost of insurance and other charges                    (66)             (65)             (98)
   Transfers between subaccounts, including fixed interest
     subaccount                                                         98              164              155
                                                             -----------------------------------------------
Net increase (decrease) in net assets from certificate
   transactions                                                        261              314              299
                                                             -----------------------------------------------
Total increase (decrease) in net assets                                263              312              305

Net assets at beginning of period                                        -                -                -
                                                             -----------------------------------------------
Net assets at end of period                                  $         263    $         312    $         305
                                                             ===============================================

                   Modern Woodmen of America Variable Account

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Modern Woodmen of America Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Insurance Department of the State of Illinois. The Account is a funding vehicle for flexible premium variable universal life insurance certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in thirty-one investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

   SUBACCOUNT                                        INVESTS EXCLUSIVELY IN SHARES OF
   ----------------------------------------------------------------------------------------------------
                                                     American Century Variable Portfolios, Inc.:
   Ultra*                                               VP Ultra(R) Fund
   Vista                                                VP Vista(SM) Fund
                                                     Dreyfus Variable Investment Fund:
   Appreciation                                         Appreciation Portfolio
   Disciplined Stock                                    Disciplined Stock Portfolio
   Dreyfus Growth & Income                              Growth and Income Portfolio
   International Equity*                                International Equity Portfolio
   Dreyfus Small Cap                                    Small Cap Portfolio
   Socially Responsible Growth                       The Dreyfus Socially Responsible Growth Fund, Inc.
                                                     EquiTrust Variable Insurance Series Fund:
   Blue Chip                                            Blue Chip Portfolio
   High Grade Bond                                      High Grade Bond Portfolio
   Strategic Yield                                      Strategic Yield Portfolio
   Managed                                              Managed Portfolio
   Money Market*                                        Money Market Portfolio
   Value Growth*                                        Value Growth Portfolio
                                                     Fidelity Variable Insurance Products Funds:
   Contrafund                                           Contrafund(R) Portfolio
   Growth*                                              Growth Portfolio
   Fidelity Growth & Income                             Growth & Income Portfolio
   High Income                                          High Income Portfolio
   Index 500                                            Index 500 Portfolio
   Mid-Cap                                              Mid Cap Portfolio
   Overseas                                             Overseas Portfolio

   SUBACCOUNT                                        INVESTS EXCLUSIVELY IN SHARES OF
   ----------------------------------------------------------------------------------------------------
                                                     J.P. Morgan Series Trust II:
   Mid-Cap Value                                        J.P. Morgan Mid Cap Value Portfolio
   Small Company                                        J.P. Morgan Small Company Portfolio
                                                     Summit Mutual Funds, Inc. - Pinnacle Series:
   S&P MidCap 400 Index                                 S&P MidCap 400 Index Portfolio
   Nasdaq 100 Index                                     Nasdaq - 100 Index Portfolio
   Russell 2000 Small Cap Index                         Russell 2000 Small Cap Index Portfolio
                                                     T. Rowe Price Equity Series Inc.:
   Equity Income                                        Equity Income Portfolio
   Mid-Cap Growth                                       Mid-Cap Growth Portfolio
   New America Growth                                   New America Growth Portfolio
   Personal Strategy Balanced                           Personal Strategy Balanced Portfolio
                                                     T. Rowe Price International Series, Inc.:
   International Stock*                                 International Stock Portfolio

   * Subaccount was inactive through December 31, 2002.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

ADMINISTRATIVE SERVICES AGREEMENT

The certificates are administered by EquiTrust Life Insurance Company (EquiTrust
Life), pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the certificates and provides other services.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Society's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

   PREMIUM EXPENSE CHARGE: Premiums paid by the certificateholders are reduced by a 7% premium expense charge up to the target premium, as defined in the Account's prospectus, and 2% for each premium over the target premium. The charge is used to compensate the Society for expenses incurred in connection with the distribution of the certificates.

   MONTHLY DEDUCTIONS: The Society assumes the responsibility for providing insurance benefits included in the certificate. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Additionally, the cost of insurance includes a flat monthly certificate expense charge of $5.00 and a first year monthly expense charge of $5.00. This cost also includes a monthly administrative charge based on age and amount of insurance in force, during the first year and during the year immediately following an increase in the minimum death benefit. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

   OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one certificate year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount withdrawn will be imposed in the event of a partial certificate withdrawal. A surrender charge is applicable for all full certificate surrenders or lapses in the first 15 years of the certificate or within 15 years following an increase in minimum death benefit. This surrender charge varies by age, sex, certificate year and other factors as described in the Account's prospectus.

3. FEDERAL INCOME TAXES

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this certificate in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the period from May 1, 2002 (date operations commenced) through December 31, 2002:

                                                                COST OF      PROCEEDS
   SUBACCOUNT                                                  PURCHASES    FROM SALES
   -----------------------------------------------------------------------------------
   Vista                                                       $        8   $        3
   Appreciation                                                       304           45
   Disciplined Stock                                                   58           11
   Dreyfus Growth & Income                                            463          102
   Dreyfus Small Cap                                                    8            3
   Socially Responsible Growth                                         75           19
   Blue Chip                                                          167           25

                                                                COST OF      PROCEEDS
   SUBACCOUNT                                                  PURCHASES    FROM SALES
   -----------------------------------------------------------------------------------
   High Grade Bond                                             $      125   $       35
   Strategic Yield                                                    219           74
   Managed                                                            306           86
   Contrafund                                                          92           37
   Fidelity Growth & Income                                           254           61
   High Income                                                         75           19
   Index 500                                                          336           84
   Mid-Cap                                                              8            3
   Overseas                                                           262           65
   Mid-Cap Value                                                      195           35
   Small Company                                                      266           38
   S&P MidCap 400 Index                                                79           32
   Nasdaq 100 Index                                                     8            3
   Russell 2000 Small Cap Index                                       286           68
   Equity Income                                                      467          108
   Mid-Cap Growth                                                     322           61
   New America Growth                                                 375           61
   Personal Strategy Balanced                                         388           86

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the period from May 1, 2002 (date operations commenced) through December 31, 2002, excluding unit transactions less than one unit:

                                                                               NET
                                                                             INCREASE
   SUBACCOUNT                                     PURCHASED     REDEEMED    (DECREASE)
   -----------------------------------------------------------------------------------
   Vista                                               -            -           -
   Appreciation                                       31            5          26
   Disciplined Stock                                   6            1           5
   Dreyfus Growth & Income                            46           10          36
   Dreyfus Small Cap                                   -            -           -
   Socially Responsible Growth                         8            2           6
   Blue Chip                                          16            2          14
   High Grade Bond                                    12            3           9
   Strategic Yield                                    21            7          14
   Managed                                            32            9          23
   Contrafund                                          9            4           5
   Fidelity Growth & Income                           26            6          20

                                                                               NET
                                                                             INCREASE
   SUBACCOUNT                                     PURCHASED     REDEEMED    (DECREASE)
   -----------------------------------------------------------------------------------
   High Income                                         8            2           6
   Index 500                                          34            8          26
   Mid-Cap                                             -            -           -
   Overseas                                           27            7          20
   Mid-Cap Value                                      19            3          16
   Small Company                                      26            4          22
   S&P MidCap 400 Index                                8            4           4
   Nasdaq 100 Index                                    -            -           -
   Russell 2000 Small Cap Index                       32            8          24
   Equity Income                                      52           12          40
   Mid-Cap Growth                                     32            6          26
   New America Growth                                 37            6          31
   Personal Strategy Balanced                         39            9          30

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2002, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the period from May 1, 2002 (date operations commenced) through December 31, 2002:

                                                                                   RATIO OF
                                                                     INVESTMENT   EXPENSES TO
                                                                      INCOME      AVERAGE NET      TOTAL
   SUBACCOUNT              UNITS (1)     UNIT VALUE    NET ASSETS   RATIO(2)(3)    ASSETS (4)    RETURN (5)
   ----------------------------------------------------------------------------------------------------------
   Vista                        -       $      9.69   $         5          -%         0.90%        (3.10)%
   Appreciation                26              9.87           256       3.92          0.90         (1.30)
   Disciplined Stock            5              9.92            46       4.63          0.90         (0.80)
   Dreyfus Growth &
     Income                    36              9.87           358       0.88          0.90         (1.30)
   Dreyfus Small Cap            -              9.86             5          -          0.90         (1.40)
   Socially Responsible
     Growth                     6              9.44            53       0.10          0.90         (5.60)
   Blue Chip                   14             10.04           142          -          0.90          0.40
   High Grade Bond              9             10.09            91       3.07          0.90          0.90
   Strategic Yield             14             10.21           144       4.99          0.90          2.10
   Managed                     23              9.55           224          -          0.90         (4.50)
   Contrafund                   5              8.91            47          -          0.90        (10.90)
   Fidelity Growth &
     Income                    20              9.97           195          -          0.90         (0.30)
   High Income                  6             10.33            57          -          0.90          3.30

                                                                                   RATIO OF
                                                                     INVESTMENT   EXPENSES TO
                                                                      INCOME      AVERAGE NET      TOTAL
   SUBACCOUNT              UNITS (1)     UNIT VALUE    NET ASSETS   RATIO(2)(3)    ASSETS (4)    RETURN (5)
   ----------------------------------------------------------------------------------------------------------
   Index 500                   26       $      9.91   $       253          -%         0.90%        (0.90)%
   Mid-Cap                      -             10.00             5          -          0.90             -
   Overseas                    20              9.79           199          -          0.90         (2.10)
   Mid-Cap Value               16             10.26           162          -          0.90          2.60
   Small Company               22             10.31           230          -          0.90          3.10
   S&P MidCap 400 Index         4              8.47            35       0.14          0.90        (15.30)
   Nasdaq 100 Index             -              9.43             4          -          0.90         (5.70)
   Russell 2000 Small
     Cap Index                 24              8.16           199          -          0.90        (18.40)
   Equity Income               40              8.67           349       2.29          0.90        (13.30)
   Mid-Cap Growth              26             10.27           263          -          0.90          2.70
   New America Growth          31             10.17           312          -          0.90          1.70
   Personal Strategy
     Balanced                  30             10.05           305       3.10          0.90          0.50

   (1) Units less than one unit are shown as zero for purposes of this schedule.

   (2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

   (3) When net investment income is less than $1, the amount is not reported in the Statements of Operations, but is used in the calculation of the investment income ratio.

   (4) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificateholder accounts through the redemption of units and expenses of the underlying fund are excluded.

   (5) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

                         Report of Independent Auditors

The Board of Directors
Modern Woodmen of America

We have audited the accompanying statutory-basis balance sheets of Modern Woodmen of America (the Society) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Society's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Modern Woodmen of America at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois.

As discussed in Note 2 to the financial statements, in 2001 Modern Woodmen of America changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL, as adopted by the Insurance Department of the State of Illinois.

                                                          /s/ Ernst & Young LLP
Des Moines, Iowa
March 22, 2003

                            Modern Woodmen of America

                         Balance Sheets-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                               DECEMBER 31
                                                                          2002              2001
                                                                      ------------------------------
ADMITTED ASSETS
Investments:
   Bonds:
     Government                                                       $  1,281,530      $  1,060,685
     Public utilities                                                      895,766           576,657
     Industrial and miscellaneous                                        2,193,974         2,205,858
                                                                      ------------------------------
                                                                         4,371,270         3,843,200

   Preferred stocks                                                          7,628             5,287
   Common stocks:
     Unaffiliated companies                                                294,629           386,461
     Affiliated companies                                                    1,081               951
                                                                      ------------------------------
                                                                           295,710           387,412

   Mortgage loans                                                          527,474           533,443
   Real estate:
     Property occupied by the society                                       32,600            22,243
     Property held for the production of income                              2,422             4,450
                                                                      ------------------------------
                                                                            35,022            26,693

   Certificateholders' loans                                               187,175           185,023
   Other invested assets                                                    21,972            24,553
                                                                      ------------------------------
Total investments                                                        5,446,251         5,005,611

Cash and short-term investments                                             56,130            35,082
Investment income due and accrued                                           69,488            63,133
Electronic data processing equipment                                         4,456             3,312
Premiums in course of collection                                               269               296
Other assets                                                                   254               140
Separate account assets                                                        667                 -
                                                                      ------------------------------
Total admitted assets                                                 $  5,577,515      $  5,107,574
                                                                      ==============================

                                                                                DECEMBER 31
                                                                          2002              2001
                                                                      ------------------------------
LIABILITIES AND SURPLUS
Liabilities:
   Aggregate reserves for certificates and contracts:
     Life and annuity                                                 $  4,645,835      $  4,077,402
     Accident and health                                                     6,257             6,553
   Certificate and contract claims                                           9,602            10,013
   Other certificateholders' funds                                           7,210             7,343
   Dividends payable to certificateholders                                  24,900            24,400
   Accrued commissions, general expenses and taxes                          11,553            11,060
   Other liabilities                                                        21,202            27,430
                                                                      ------------------------------
                                                                         4,726,559         4,164,201

   Liability for employees' and fieldworkers' benefits                      14,909            11,893
   Interest maintenance reserve                                              7,527            11,038
   Asset valuation reserve                                                  58,192           163,499
   Separate account liabilities                                                667                 -
                                                                      ------------------------------
Total liabilities                                                        4,807,854         4,350,631

Surplus:
   Appropriated                                                            210,259           199,910
   Unassigned and other surplus funds                                      559,402           557,033
                                                                      ------------------------------
Total surplus                                                              769,661           756,943

                                                                      ------------------------------
Total liabilities and surplus                                         $  5,577,515      $  5,107,574
                                                                      ==============================

SEE ACCOMPANYING NOTES.

                            Modern Woodmen of America

                    Statements of Operations-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                          2002              2001            2000
                                                                      -----------------------------------------------
Income:
   Premiums and other considerations:
     Life and annuities                                               $    704,294      $    507,520     $    388,025
     Other                                                                   4,577             6,138            9,318
   Investment income, net of investment expenses: 2002 -
     $5,245; 2001 - $5,279; 2000 - $4,555                                  363,018           333,757          310,447
   Amortization of interest maintenance reserve                              3,876             3,278            4,031
   Other income                                                              3,255             2,357              147
                                                                      -----------------------------------------------
Total income                                                             1,079,020           853,050          711,968

Benefits and expenses:
   Benefits:
     Life and annuities                                                    296,590           294,794          334,722
     Other                                                                   6,344             6,413            9,634
   Increase in aggregate reserves for certificates and
    contracts and other certificateholders' funds                          563,883           363,018          185,338
   Employees' and fieldworkers' benefit plans                                1,792             1,194              626
   Commissions                                                              50,739            39,654           33,910
   General insurance expenses                                               71,343            62,633           54,634
   Insurance, taxes, licenses and fees                                       5,241             4,567            4,252
   Net transfers to separate accounts                                          644                 -                -
                                                                      -----------------------------------------------
                                                                           996,576           772,273          623,116
   Fraternal, charitable and benevolent expenses                            18,558            18,138           16,241
                                                                      -----------------------------------------------
Total benefits and expenses                                              1,015,134           790,411          639,357
                                                                      -----------------------------------------------
Net gain from operations before dividends to
 certificateholders and net realized capital gains                          63,886            62,639           72,611

Dividends to certificateholders                                             24,909            24,303           23,994
                                                                      -----------------------------------------------
Net gain from operations before net realized capital gains
 (losses)                                                                   38,977            38,336           48,617

Net realized capital gains (losses)                                        (58,935)            1,001           44,791
                                                                      -----------------------------------------------
Net income (loss)                                                     $    (19,958)     $     39,337     $     93,408
                                                                      ===============================================

SEE ACCOMPANYING NOTES.

                            Modern Woodmen of America

                      Statements of Surplus-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                          2002              2001             2000
                                                                      -----------------------------------------------
Appropriated:
   Balance at beginning of year                                       $    199,910      $    190,709     $    181,575
   Transfer from unassigned surplus                                         10,349             9,201            9,134
                                                                      -----------------------------------------------
Balance at end of year                                                     210,259           199,910          190,709

Unassigned:
   Balance at beginning of year                                            557,033           599,423          568,223
   Net income (loss) from operations                                       (19,958)           39,337           93,408
                                                                      -----------------------------------------------
                                                                           537,075           638,760          661,631
   Other changes:
     Change in net unrealized capital gains                                (76,548)          (76,797)         (56,324)
     Change in asset valuation reserve                                     105,307             5,197            5,816
     Change in nonadmitted assets                                           (1,940)           (1,098)          (2,579)
     Transfer to appropriated surplus                                      (10,349)           (9,201)          (9,134)
     Cumulative effect of changes in accounting principles
       (NOTE 2)                                                                  -               346                -
     Prior period reserve adjustment (NOTE 1)                                5,965                 -                -
     Other increase (decrease), net                                           (108)             (174)              13
                                                                      -----------------------------------------------
Balance at end of year                                                     559,402           557,033          599,423
                                                                      -----------------------------------------------
Total surplus                                                         $    769,661      $    756,943     $    790,132
                                                                      ===============================================

SEE ACCOMPANYING NOTES.

                            Modern Woodmen of America

                     Statements of Cash Flow-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                          2002              2001             2000
                                                                      -----------------------------------------------
OPERATING ACTIVITIES
Premium and annuity considerations                                    $    704,504      $    507,915     $    388,133
Other premiums, considerations and deposits                                  4,295             5,825            8,978
Investment income, net                                                     349,996           327,480          302,409
Commissions and expense allowances on reinsurance ceded                      2,807             2,349            2,234
Other income                                                                   448                 8               27
                                                                      -----------------------------------------------
Total cash provided by operations                                        1,062,050           843,577          701,781

Life, accident and health claims paid                                      (67,866)          (61,939)         (59,030)
Surrender benefits paid                                                    (70,553)          (73,726)         (74,605)
Other benefits to members paid                                            (161,969)         (160,671)        (209,994)
Commissions and other expenses paid                                       (145,388)         (122,770)        (110,419)
Dividends paid to certificateholders                                       (24,409)          (24,003)         (23,594)
Net transfers to separate accounts                                            (667)                -                -
                                                                      -----------------------------------------------
Total cash used in operations                                             (470,852)         (443,109)        (477,642)
                                                                      -----------------------------------------------
Net cash provided by operating activities                                  591,198           400,468          224,139

INVESTING ACTIVITIES
Proceeds from investments sold or matured:
   Bonds                                                                   787,590           460,977          367,950
   Stocks                                                                   29,299            20,999           67,118
   Mortgage loans                                                           54,199            56,560           46,422
   Real estate                                                               6,318             2,690                -
   Other invested assets                                                     2,057             4,603            4,259
   Miscellaneous proceeds                                                      360            10,874                -
                                                                      -----------------------------------------------
Total investment proceeds                                                  879,823           556,703          485,749

Cash applied, cost of investments acquired:
   Bonds                                                                (1,340,227)         (812,748)        (610,204)
   Stocks                                                                  (45,928)          (39,915)         (43,434)
   Mortgage loans                                                          (48,073)          (65,052)         (46,735)
   Real estate                                                              (8,815)           (5,446)            (876)
   Other invested assets                                                      (675)           (4,955)          (5,991)
   Miscellaneous applications                                               (1,013)           (3,600)            (339)
                                                                      -----------------------------------------------
Total investment applications                                           (1,444,731)         (931,716)        (707,579)

Net increase in certificateholders' loans                                   (2,428)           (2,943)          (6,426)
                                                                      -----------------------------------------------
Net cash used in investing activities                                     (567,336)         (377,956)        (228,256)

Other cash provided by (used in) financing activities and
 miscellaneous sources                                                      (2,814)            1,220           (2,636)
                                                                      -----------------------------------------------
Net increase (decrease) in cash and short-term investments                  21,048            23,732           (6,753)

Cash and short-term investments at beginning of year                        35,082            11,350           18,103
                                                                      -----------------------------------------------
Cash and short-term investments at end of year                        $     56,130      $     35,082     $     11,350
                                                                      ===============================================

SEE ACCOMPANYING NOTES.

                            Modern Woodmen of America

                  Notes to Statutory Basis Financial Statements
                             (DOLLARS IN THOUSANDS)

                                December 31, 2002

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the State of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state, except Alaska, Hawaii, and Nevada. The majority of the Society's business is in the midwestern and southeastern portions of the United States.

MWABank (the Bank) is a subsidiary of the Society. During 2002, the Bank was wholly owned in the developmental stages and was not operational. The Bank began operations on January 27, 2003, upon approval of its federal savings bank charter, by the Office of Thrift Supervision.

MWA Financial Services, Inc. was established as a wholly-owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sale of nonproprietary mutual funds, equity securities, and variable products (beginning in 2002) offered by the Society to its members. The equity securities are cleared through the Pershing Division of Donaldson, Lufkin & Jenrette Securities.

MWAGIA, Inc. was established on September 6, 2001 as a wholly-owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society's agents licensed to sell this type of coverage.

MWA Health Insurance Administration, Inc. was established as a wholly-owned subsidiary of the Society on September 28, 1983 to market nonproprietary individual and small group health insurance through the Society's agents licensed to sell this type of coverage. The subsidiary has been marketing health, medical, disability and long-term-care products as well as second-to-die life insurance. The Society plans to dissolve this subsidiary in 2003.

SIGNIFICANT RISKS

The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money, will not pay. The Society minimizes this risk by adhering to a conservative investment strategy, and by maintaining sound credit and collection policies.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Society mitigates this risk by charging fees for certain certificateholders' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

BASIS OF PRESENTATION

The Society's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory accounting practices), which practices differ in some respects from accounting principles generally accepted in the United States
(GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners' (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the effect of changes in prepayment assumptions was accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances for statutory purposes were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include rent for the Society's occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Declines in the value of investments due to noninterest related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (carried as a liability) with changes charged directly to surplus, rather than through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society's subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as "nonadmitted" are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the statements of financial position under GAAP.

Revenues for universal life-type policies and annuity policies consist of the entire premiums received and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with the statutory method which does not accrue for the non-vested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Society's statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

CASH AND SHORT-TERM INVESTMENTS

In connection with preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates market value.

INVESTMENTS

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at market value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society's noninsurance subsidiaries, the common stock is carried at the statutory equity in admitted net assets if no significant operations other than for the Society, and at GAAP equity if having significant operations other than for the Society. Minor ownership interests in limited partnerships are also carried at related share of GAAP equity.

Mortgage loans are predominately first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan's effective interest rate, or as an expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Land is reported at cost. Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost net of related obligations. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

The balance in home office property relates to an expansion of the Society's home office. The costs of buildings owned for the Society's own use incurred prior to this expansion have been charged to unassigned surplus.

Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned deficit. However, effective January 1, 2001, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific writedown is taken. Such reductions in the carrying amounts are recognized as realized losses on investments.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

The Society's investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not accepted on investments when there is evidence or default or another indication that such amounts will not be collected. At December 31, 2002, 2001 and 2000, the Society excluded investment income of $2,117, $930, and $260, respectively.

ELECTRONIC DATA PROCESSING

The admitted value of the Society's electronic data processing equipment is limited to three percent of capital and surplus. The admitted portion is reported at cost, less accumulated depreciation of $4,108, $5,303, and $3,616 in 2002, 2001 and 2000, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2002, 2001, and 2000 was $3,141, $3,635 and $2,798, respectively.

RESERVES FOR INSURANCE, ANNUITY AND ACCIDENT AND HEALTH CERTIFICATES

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Insurance Department of the State of Illinois. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

For substandard table ratings, mid-terminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, mid-terminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

REVENUE RECOGNITION AND RELATED EXPENSES

Premium income for contracts with mortality and morbidity risks is recorded when due. Prior to January 1, 2001, considerations for contracts without life contingencies ($4,955 in 2000) were also included in statutory revenues. Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to current operations as incurred.

DIVIDENDS TO CERTIFICATEHOLDERS

Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society's Board of Directors. Participating business written approximates 99.94% of total premiums earned in 2002.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered by EquiTrust Life Insurance Company for individual annuities and life insurance products with a non-guaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. The statements of operations include the premiums, benefits and other items arising from operations of the separate accounts. Premiums received related to separate accounts totaled $671 in 2002. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.

REINSURANCE

The Society reinsures certain risks related to a small portion of its business. Reinsurance premiums, expenses and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2002, 2001, and 2000, insurance premiums were reduced by $7,721, $6,004 and $5,013, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $2,558, $1,890, and $2,611 in 2002, 2001, and 2000,
respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2002 - $12,148; 2001 - $15,326; and 2000 - $9,540). The Society is
contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

OTHER

Nonadmitted assets (principally certain investments, receivables and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.

Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2002 and 2001 consists of an endowment reserve for future fraternal activities.

CORRECTION OF ERROR

During 2002, the Society discovered an error in the compiling and reporting of aggregate reserves for the prior year. Select factors used for calculating reserves on certain traditional life insurance products were deemed to be incorrect and resulted in an overstatement of reserves at December 31, 2001 of $5,965. Aggregate reserves at December 31, 2002 were modified for this correction and a prior period adjustment is included in unassigned surplus for the year ended December 31, 2002.

RECLASSIFICATIONS

Certain amounts appearing in the Society's 2001 and 2000 statutory-basis financial statements have been reclassified to conform to the 2002 statutory-basis financial statement presentation.

2. ACCOUNTING CHANGES

The Society prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois. Effective January 1, 2001, the State of Illinois required that insurance companies domiciled in the state of Illinois prepare their statutory-basis financial statements in accordance with the revised NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL subject to any deviations prescribed or permitted by the state of Illinois insurance commissioner.

Accounting changes adopted to conform to the provisions of the revised NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Society reported a change of accounting principle as an adjustment that increased surplus by $346 as of January 1, 2001. This amount included an adjustment to prepaid savings plan contributions for non-vested employees of $305; an adjustment to non-vested reserves for benefit plans for employees and fieldworkers of $267; and adjustments to investments in subsidiaries and limited partnerships of $(226).

In addition, the Society changed its method of accounting for its defined benefit retirement plan effective January 1, 2001. An incremental asset of $5,181 resulting from the excess of the fair value of plan assets over the projected benefit obligation for retirees and fully eligible employees and agents will be accrued over the 12.57 average life of the workforce as a component of net periodic pension cost (see Note 8).

3. INVESTMENTS

The amortized cost and estimated market value of bonds and preferred and common stocks as of December 31, 2002 and 2001 are as follows:

                                                             GROSS             GROSS          ESTIMATED
                                             AMORTIZED     UNREALIZED        UNREALIZED        MARKET
                                               COST          GAINS             LOSSES           VALUE
                                            ------------------------------------------------------------
DECEMBER 31, 2002
Bonds:
  United States Government and agencies     $ 1,093,098    $    70,334      $       (33)     $ 1,163,399
  States and political subdivisions              51,374          3,458                -           54,832
  Foreign Governments                             9,616            999               (6)          10,609
  Corporate securities                        2,852,804        225,919          (42,680)       3,036,043
  Mortgage and asset-backed securities          364,378         16,912              (10)         381,280
                                            ------------------------------------------------------------
                                            $ 4,371,270    $   317,622      $   (42,729)     $ 4,646,163
                                            ============================================================
Preferred stocks                            $     7,628    $     1,352      $    (1,003)     $     7,977
                                            ============================================================
Common stocks                               $   174,633    $   135,154      $   (14,077)     $   295,710
                                            ============================================================

                                                              GROSS            GROSS          ESTIMATED
                                             AMORTIZED     UNREALIZED        UNREALIZED         MARKET
                                               COST           GAINS            LOSSES           VALUE
                                            ------------------------------------------------------------
DECEMBER 31, 2001
Bonds:
  United States Government and agencies     $   920,517    $    40,348      $       (44)     $   960,821
  States and political subdivisions              40,037          1,959              (12)          41,984
  Foreign Governments                            10,580            485              (13)          11,052
  Corporate securities                        2,381,659         80,590          (30,623)       2,431,626
  Mortgage-backed securities                    490,407         14,609           (1,762)         503,254
                                            ------------------------------------------------------------
                                            $ 3,843,200    $   137,991      $   (32,454)     $ 3,948,737
                                            ============================================================
Preferred stocks                            $     5,287    $     1,410      $      (195)     $     6,502
                                            ============================================================

Common stocks                               $   189,779    $   224,268      $   (26,635)     $   387,412
                                            ============================================================

The amortized cost and estimated market value of bonds at December 31, 2002, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                         ESTIMATED
                                                                       AMORTIZED           MARKET
                                                                          COST             VALUE
                                                                      ------------------------------
    Due in one year or less                                           $    107,006      $    107,452
    Due one through five years                                             646,497           694,245
    Due five through ten years                                           1,889,011         2,015,335
    Due after ten years                                                  1,364,378         1,447,851
                                                                      ------------------------------
                                                                         4,006,892         4,264,883
    Mortgage-backed and other securities without a single
      maturity date                                                        364,378           381,280
                                                                      ------------------------------
                                                                      $  4,371,270      $  4,646,163
                                                                      ==============================

Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                                          2002              2001             2000
                                                                      -----------------------------------------------
    Bonds                                                             $    301,086      $    272,637     $    248,295
    Preferred stocks                                                           419               602              848
    Common stocks (unaffiliated)                                             5,571             5,116            5,069
    Common stocks (affiliated)                                                   -                 -               25
    Mortgage loans                                                          44,034            43,263           42,526
    Real estate                                                              2,698             2,609            2,417
    Certificateholders' loans                                               12,134            11,982           11,630
    Cash and short-term investments                                            753             1,481            1,605
    Other invested assets                                                      735               745            2,339
    Other                                                                      833               601              248
                                                                      -----------------------------------------------
                                                                           368,263           339,036          315,002

    Less investment expenses                                                 5,245             5,279            4,555
                                                                      -----------------------------------------------
                                                                      $    363,018      $    333,757     $    310,447
                                                                      ===============================================

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31, are summarized as follows:

                                                     REALIZED                     CHANGE IN UNREALIZED
                                        ---------------------------------   ---------------------------------
                                          2002         2001        2000       2002        2001        2000
                                        ---------------------------------   ---------------------------------
   Bonds                                $ (31,872)  $  (7,685)  $  (1,711)  $    (728)  $   3,556   $     840
   Preferred stocks                        (1,899)        124      (1,036)      1,934         (11)     (1,607)
   Common stocks                          (30,511)      6,179      46,932     (75,514)    (78,117)    (51,373)
   Mortgage loans                              20         (38)        181           -           -           -
   Real estate                              6,318       2,690           -           -           -           -
   Certificateholders' loans                    -           -           -        (276)        (96)         44
   Other invested assets                     (987)     (1,657)      2,981      (2,068)     (2,129)     (3,745)
   Derivate instruments                       360         131           -         104           -           -
   Foreign exchange                             -           -        (340)          -           -        (483)
                                        ---------------------------------   ---------------------------------
   Total capital gains (losses)           (58,571)       (256)     47,007     (76,548)    (76,797)    (56,324)

   Transferred to interest
     maintenance reserve                     (364)      1,257      (2,216)          -           -           -
                                        ---------------------------------   ---------------------------------
   Net capital gains (losses)           $ (58,935)  $   1,001   $  44,791   $ (76,548)  $ (76,797)  $ (56,324)
                                        =================================   =================================

Proceeds from sales and maturities of bonds during 2002, 2001, and 2000 were $787,590, $460,977, and $367,950, respectively. Gross gains and gross losses realized from these transactions amounted to $2,983 and $(5,333) for 2002, $5,976 and $(2,151) for 2001, and $2,044 and $(3,755) for 2000, respectively.
Realized capital losses on bonds and stocks in 2002 also included the recognition of other-than-temporary impairments in the value of certain investments of $74,379.

The carrying amounts of investments which have been non-income producing for the twelve months preceding December 31, 2002, include fixed maturities of $60,689.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2002 and 2001, 34% or $1,470,185 and 36% or
$1,372,038, respectively, of the Society's bond portfolio were invested in private placement bonds.

At December 31, 2002 and 2001, 99.58% and 99.91%, respectively, of the Society's bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair market value.

At December 31, 2002, the Society had $204,093 of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2002 and 2001, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                             GEOGRAPHIC DISTRIBUTION

                                    DECEMBER 31
                                   2002       2001
                               -----------------------
   North Central                    42%        43%
   South Atlantic                   22         21
   Pacific                          18         18
   Mountain                          8          8
   South Central                     6          6
   Mid Atlantic                      2          2
   Other                             2          2

                           PROPERTY-TYPE DISTRIBUTION

                                     DECEMBER 31
                                   2002       2001
                               ------------------------
   Retail                           62%         62%
   Office                           18          18
   Industrial                       17          16
   Other                             3           4

During 2002, the respective maximum and minimum lending rates for mortgage loans were 8.00% and 6.25%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 85%. At December 31, 2002, the Society held restructured mortgages aggregating $2,377. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society has seven loan commitments that were made in 2002 for closing in 2003 totaling $32,111.

4. INVESTMENT IN SUBSIDIARIES

At December 31, 2002 and 2001, the Society's investments in affiliated companies are as follows:

                                                                                2002         2001
                                                                              --------------------
   MWA Health Insurance Administration, Inc.                                  $     45      $   79
   MWA Financial Services, Inc.                                                    780         872
   MWABank                                                                         256           -
                                                                              --------------------
                                                                              $  1,081      $  951
                                                                              ====================

The Society records its investment in MWA Health Insurance Administration, Inc. based on financial results at October 31st. At October 31, 2002 and 2001, the total assets of MWA Health Insurance Administration, Inc. were $317 and $368, respectively. Net income (losses) for the each of the twelve months ended October 31, 2002, 2001 and 2000 were $(38), $(13), and $11, respectively.

At December 31, 2002 and 2001, the total consolidated assets of MWA Financial Services, Inc. were $1,135 and $1,048, respectively. Net losses for the year ended December 31, 2002 and 2001 were ($1,092) and $(703), respectively.

During 2002, the Society established a federal savings bank under the Office of Thrift Supervision called MWABank (the Bank). The Society paid all expenses of the Bank while it was in the developmental stage throughout 2002. At December 31, 2002, the Society had a receivable from the Bank for $2,205 for the developmental expenses paid and an investment in the bank of $256, which was classified as an affiliated common stock. The condensed balance sheet of the Bank at December 31, 2002, is as follows:

Assets:
 Electronic data processing equipment                                                         $   1,164
 Prepaid data processing expenses                                                                   742
 Building and equipment                                                                             555
                                                                                              ---------
Total assets                                                                                  $   2,461
                                                                                              =========

Liabilities:
 Payable to the Society                                                                       $   2,205

Equity:
 Additional paid-in capital                                                                       2,055
 Retained-earnings deficit (2002 net loss)                                                       (1,799)
                                                                                              ---------
 Total equity                                                                                       256
                                                                                              ---------
Total Liabilities and Equity                                                                  $   2,461
                                                                                              =========

On January 27, 2003, operations of the Bank commenced and the Society transferred its initial capitalization of $10,000 to the Bank. This investment consisted of one share of $1 par value common stock shares and $9,999 in additional paid-in capital.

5. LINE OF CREDIT

The Society has a $50,000 collateralized line of credit available from The Northern Trust Company as of December 31, 2002 and 2001 to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement expires March 24, 2003. The Society had no borrowings from this line of credit as of December 31, 2002 or 2001. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

6. ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

At December 31, 2002, the Society's annuity reserves and other certificateholder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                             AMOUNT          PERCENT
                                                                          --------------------------
   Subject to discretionary withdrawal:
     With market value adjustment                                         $          -             -%
     At book value less current surrender charge of 5% or more                 893,394            32
     At market value                                                                 -             -
                                                                          --------------------------
     Total with adjustment or at market value                                  893,394            32
     Subject to discretionary withdrawal (without adjustment) at book
       value with minimal or no charge or adjustment                         1,801,294            65
   Not subject to discretionary withdrawal                                      79,463             3
                                                                          --------------------------
   Total annuity reserves and deposit fund liabilities - before
     reinsurance                                                          $  2,774,151           100%
                                                                                             =======
   Less reinsurance ceded                                                        4,162
                                                                          ------------
   Net annuity reserves and deposit fund liabilities                      $  2,769,989
                                                                          ============

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2002 follows:

   Life and Accident & Health Annual Statement:
     Annuity reserves, total net                                                             $  2,664,431
     Supplementary contracts with life contingencies, total net                                    35,842
     Deposit-type contracts, total net                                                             69,100
                                                                                             ------------
                                                                                                2,769,373

   Separate Accounts Annual Statement:
     Annuity reserves, total net                                                                      616
                                                                                             ------------

   Total annuity actuarial reserves and deposit fund liabilities                             $  2,769,989
                                                                                             ============

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2002, is as follows:

   Transfers as reported in the summary of operations of the separate account statement:

       Transfers to separate accounts                                                        $        671
       Transfers from separate accounts                                                               (48)
                                                                                             ------------
       Net transfers to separate accounts                                                             623

   Reconciling adjustments:
     Charges for investment management, etc.                                                           (3)
     Related reserve adjustments ceded                                                                 24
                                                                                             ------------
   Transfers as reported in the statements of operations herein                              $        644
                                                                                             ============

7. SURPLUS AND DIVIDENDS

The Society is required to maintain minimum surplus levels established by the Insurance Department of the State of Illinois. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Illinois. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2002, the Society's surplus significantly exceeded the minimum levels required by the Insurance Department of the State of Illinois and RBC standards.

8. EMPLOYEE BENEFIT PLANS

The Society has noncontributory defined benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The Society's policy is to fund amounts expensed. The benefits are generally based on years of service and the employee's compensation during employment. The Society's funding method is the level dollar entry age normal method. The plan includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the plan's investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this plan's obligations. Pension expense for 2002, 2001, and 2000 was $12,381, $7,494, and $7,221, respectively, including $1,134, $1,015, and
$1,095, respectively, related to the medical benefit plans.

A summary of assets, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

                                                                            OTHER POSTRETIREMENT
                                             PENSION BENEFITS                     BENEFITS
                                    ------------------------------------------------------------------
                                               DECEMBER 31                       DECEMBER 31
                                         2002              2001             2002             2001
                                    ------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of
  year                              $       150,697    $     140,156    $       7,324    $       7,619
Service cost                                  7,866            5,982              349              108
Interest cost                                 9,774            9,188              513              533
Actuarial gain (loss)                         6,731               12            1,129             (365)
Benefits paid                                (5,080)          (4,641)            (576)            (571)
                                    ------------------------------------------------------------------
Benefit obligation at end
  of year                           $       169,988    $     150,697    $       8,739    $       7,324
                                    ==================================================================

CHANGE IN PLAN ASSETS
Fair value of plan assets at
  beginning of year                 $       150,328    $     145,337    $       4,333    $       3,187
Actual return on plan assets                 (3,071)           3,613              213              702
Reserve increase                              2,522            1,857                -                -
Employer contributions                        8,231            4,162            1,134            1,015
Benefits paid                                (5,080)          (4,641)            (576)            (571)
                                    ------------------------------------------------------------------
Fair value of plan assets at end of
  year                              $       152,930    $     150,328    $       5,104    $       4,333
                                    ==================================================================

Funded status                       $       (17,058)   $        (369)   $      (3,635)   $      (2,991)
Unrecognized net actuarial gain or
  (loss)                                          -                -            1,351             (463)
Unamortized prior service cost               25,833            5,950              104              115
Remaining net obligation or net
  asset at initial date of
  application                                (4,357)          (4,769)            (126)            (139)
                                    ------------------------------------------------------------------
Prepaid assets or (accrued
  liabilities)                      $         4,418    $         812    $      (2,306)   $      (3,478)
                                    ==================================================================

                                                                            OTHER POSTRETIREMENT
                                             PENSION BENEFITS                     BENEFITS
                                    ------------------------------------------------------------------
                                               DECEMBER 31                       DECEMBER 31
                                         2002              2001             2002             2001
                                    ------------------------------------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS AS
  OF DECEMBER 31
Discount rate                                   7.0%             7.0%             6.5%             7.0%

COMPONENTS OF NET PERIODIC BENEFIT
  COST (including the related
  effects of adopting Codification
  that were recorded directly to
  surplus as discussed in Note 2)
Service cost                        $         7,866    $       5,982    $         349    $         108
Interest cost                                 9,774            9,188              513              533
Expected return on plan assets              (10,081)          (9,551)            (304)            (223)
Amortization of transition asset               (412)            (412)             (13)             (13)
Net amortization and deferral                     -                -               (7)               8
                                    ------------------------------------------------------------------
Net periodic benefit cost           $         7,147    $       5,207    $         538    $         413
                                    ==================================================================

For measurement purposes, a 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually to 5% for 2008 and remain at that level thereafter.

A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                         1-PERCENTAGE-    1-PERCENTAGE-
                                                                            POINT            POINT
                                                                           INCREASE        DECREASE
                                                                       -----------------------------------
   Effect on total of service and interest cost components             $         83      $       (73)
   Effect on accumulated postretirement benefit obligation                      769             (661)

The Society also has a defined contribution plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. The plan was converted to a 401(k) plan on April 1, 1998. Participants may contribute up to 15% of their annual compensation to the plan and the Society contributes an amount equal to 50% of each participant's contribution for the first 6% of the participant's compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2002, 2001, and 2000 were $1,481, $1,212, and $1,142, respectively.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

   CASH, SHORT-TERM INVESTMENTS, PREMIUMS IN COURSE OF COLLECTION AND INVESTMENT INCOME DUE AND ACCRUED: The carrying amounts reported in the balance sheet approximate their fair value due to their liquid nature or expected short-term settlement.

   BONDS, PREFERRED STOCKS AND COMMON STOCKS: Fair values are based on values published by the SVO, quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

   MORTGAGE LOANS: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

   CERTIFICATEHOLDERS' LOANS: Fair values for certificateholders' loans are also estimated using discounted cash flow analyses using interest rates currently being offered. However, unlike mortgage loans which have stated maturity dates, certificateholders' loans have no payment terms. Therefore, the average life of a loan is estimated in order to determine the fair value.

   ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in the Society's statutory-basis balance sheets.

   AGGREGATE RESERVES FOR INTEREST-SENSITIVE CERTIFICATES AND CONTRACTS, LIFE AND ANNUITY: The Society's investment contracts, deferred annuities and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

   CERTIFICATE AND CONTRACT CLAIMS, OTHER CERTIFICATEHOLDERS' FUNDS AND DIVIDENDS PAYABLE TO CERTIFICATEHOLDERS: The carrying amounts reported in the statement of admitted assets, liabilities and surplus for these items approximate their fair value because short-term settlement is expected.

   LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The estimated carrying amounts and fair values of the Society's financial instruments are as follows:

                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                            ---------------------------------------------------------------
                                              CARRYING         FAIR            CARRYING         FAIR
                                               AMOUNT          VALUE            AMOUNT          VALUE
                                            ---------------------------------------------------------------
   Financial assets:
     Cash and short-term investments        $     56,130   $      56,130     $     35,082   $        35,082
     Investment income due and accrued            69,488          69,488           63,133            63,133
     Premiums in course of collection                269             269              296               296
     Bonds                                     4,371,270       4,646,163        3,843,200         3,948,737
     Preferred stocks                              7,628           7,977            5,287             6,502
     Common stocks                               295,710         295,710          387,412           387,412
     Mortgage loans                              527,474         589,433          533,443           554,627
     Certificateholders' loans                   187,175         187,175          185,023           185,023
     Separate account assets                         667             667                -                 -

   Financial liabilities:
     Aggregate reserves for
       interest-sensitive certificates and
       contracts, life and annuity             3,743,888       3,648,892        3,201,116         3,107,499
     Certificate and contract claims               9,602           9,602           10,013            10,013
     Other certificateholders' funds               7,210           7,210            7,343             7,343
     Dividends payable to
       certificateholders                         24,900          24,900           24,400            24,400
     Separate account liabilities                    667             667                -                 -

10. COMMITMENTS AND CONTINGENCIES

The Society is a defendant in various legal actions arising from the normal conduct of its operations. Management believes the settlement of these actions will not have a material adverse effect on the Society's financial position or results of operations.

In 2001, the Society entered into a three-year contract for the renovation of its home office building. As of December 31, 2002, this commitment totaled $19,030, with total amounts paid of $7,694 and $3,090 in 2002 and 2001, respectively.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

    Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

        TYPE 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 1, a Certificate with a $100,000 Specified Amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Certificate exceeds $40,000, the death benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulated Value above $40,000 will increase the death benefit by $2.50. A Certificate with a $100,000 Specified Amount and an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $40,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Certificate.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $100,000 Specified Amount unless the Accumulated Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        TYPE 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 2, a Certificate with a Specified Amount of $100,000 will generally provide a death benefit of $100,000 plus Accumulated Value. Thus, for example, a Certificate with an Accumulated Value of $5,000 will have a death benefit of $105,000 ($100,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Certificate exceeds $66,666, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $66,666 will increase the death benefit by $2.50. A Certificate with a Specified Amount of $100,000 and an Accumulated Value of $70,000 will provide a death benefit of $175,000 ($70,000 x 2.50); an Accumulated Value of $80,000 will provide a death benefit of $200,000 ($80,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $66,666, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $200,000 to $187,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Certificate.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $100,000 unless the Accumulated Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94 to 114                       1.01
115                             1.00

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Certificate Years increase.

                        Male, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     13.09      13.03      12.98      11.98      10.98       9.98       8.99       7.99       6.99       5.99       4.99
       20     15.43      15.35      15.27      14.10      12.92      11.75      10.57       9.40       8.22       7.05       5.87
       30     19.07      18.90      18.73      17.29      15.85      14.41      12.97      11.53      10.09       8.64       7.20
       40     25.38      25.04      24.69      22.79      20.89      18.99      17.09      15.19      13.29      11.40       9.50
       50     36.27      35.53      34.78      32.10      29.43      26.75      24.08      21.40      18.73      16.05      13.38
       60     55.81      54.13      52.44      48.41      44.37      40.34      36.30      32.27      28.24      24.20      20.17
       70     55.14      52.84      50.57      46.68      42.79      38.90      35.01      31.12      27.23      23.34      19.45
       80     54.58      51.77      49.08      45.30      41.53      37.75      33.98      30.20      26.43      22.65      18.88

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.99       3.00       2.00       1.00       0.00

       20      4.70       3.52       2.35       1.17       0.00

       30      5.76       4.32       2.88       1.44       0.00

       40      7.60       5.70       3.80       1.90       0.00

       50     10.70       8.03       5.35       2.68       0.00

       60     16.14      12.10       8.07       4.03       0.00

       70     15.56      11.67       7.78       3.89       0.00

       80     15.10      11.33       7.55       3.78       0.00

                        Male, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     17.66      17.55      17.43      16.09      14.75      13.41      12.07      10.73       9.39       8.04       6.70
       30     22.45      22.20      21.94      20.25      18.56      16.88      15.19      13.50      11.81      10.13       8.44
       40     30.95      30.44      29.92      27.62      25.32      23.02      20.71      18.41      16.11      13.81      11.51
       50     45.36      44.30      43.23      39.90      36.58      33.25      29.93      26.60      23.28      19.95      16.63
       60     55.71      53.94      52.18      48.17      44.15      40.14      36.12      32.11      28.10      24.08      20.07
       70     55.21      52.99      50.83      46.92      43.01      39.10      35.19      31.28      27.37      23.46      19.55
       80     54.98      52.57      50.26      46.39      42.53      38.66      34.80      30.93      27.06      23.20      19.33

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      5.36       4.02       2.68       1.34       0.00

       30      6.75       5.06       3.38       1.69       0.00

       40      9.21       6.90       4.60       2.30       0.00

       50     13.30       9.98       6.65       3.33       0.00

       60     16.06      12.04       8.03       4.01       0.00

       70     15.64      11.73       7.82       3.91       0.00

       80     15.46      11.60       7.73       3.87       0.00

                        Female, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     12.25      12.21      12.16      11.22      10.29       9.35       8.42       7.48       6.55       5.61       4.68
       20     14.33      14.26      14.18      13.09      12.00      10.91       9.82       8.73       7.64       6.54       5.45
       30     17.55      17.42      17.28      15.95      14.62      13.29      11.96      10.63       9.30       7.98       6.65
       40     22.82      22.56      22.30      20.58      18.87      17.15      15.44      13.72      12.01      10.29       8.58
       50     31.43      30.90      30.37      28.03      25.70      23.36      21.03      18.69      16.35      14.02      11.68
       60     46.58      45.36      44.13      40.74      37.34      33.95      30.55      27.16      23.76      20.37      16.97
       70     55.26      53.02      50.79      46.88      42.98      39.07      35.16      31.26      27.35      23.44      19.53
       80     54.35      51.30      48.36      44.64      40.92      37.20      33.48      29.76      26.04      22.32      18.60

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.74       2.81       1.87       0.94       0.00

       20      4.36       3.27       2.18       1.09       0.00

       30      5.32       3.99       2.66       1.33       0.00

       40      6.86       5.15       3.43       1.72       0.00

       50      9.34       7.01       4.67       2.34       0.00

       60     13.58      10.18       6.79       3.39       0.00

       70     15.63      11.72       7.81       3.91       0.00

       80     14.88      11.16       7.44       3.72       0.00

                        Female, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     15.42      15.33      15.24      14.07      12.90      11.72      10.55       9.38       8.21       7.03       5.86
       30     19.25      19.08      18.91      17.46      16.00      14.55      13.09      11.64      10.18       8.73       7.27
       40     25.49      25.17      24.85      22.94      21.03      19.12      17.20      15.29      13.38      11.47       9.56
       50     35.34      34.71      34.08      31.46      28.84      26.22      23.59      20.97      18.35      15.73      13.11
       60     51.97      50.58      49.18      45.40      41.61      37.83      34.05      30.26      26.48      22.70      18.92
       70     55.27      53.05      50.84      46.93      43.02      39.11      35.20      31.29      27.38      23.46      19.55
       80     54.51      51.62      48.82      45.06      41.31      37.55      33.80      30.04      26.29      22.53      18.78

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      4.69       3.52       2.34       1.17       0.00

       30      5.82       4.36       2.91       1.45       0.00

       40      7.65       5.73       3.82       1.91       0.00

       50     10.49       7.86       5.24       2.62       0.00

       60     15.13      11.35       7.57       3.78       0.00

       70     15.64      11.73       7.82       3.91       0.00

       80     15.02      11.27       7.51       3.76       0.00

                        Unisex, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     12.92      12.87      12.81      11.82      10.84       9.85       8.87       7.88       6.90       5.91       4.93
       20     15.21      15.13      15.05      13.89      12.73      11.58      10.42       9.26       8.10       6.95       5.79
       30     18.76      18.60      18.43      17.01      15.59      14.18      12.76      11.34       9.92       8.51       7.09
       40     24.85      24.53      24.20      22.34      20.48      18.62      16.75      14.89      13.03      11.17       9.31
       50     35.25      34.56      33.85      31.25      28.64      26.04      23.43      20.83      18.23      15.62      13.02
       60     54.05      52.48      50.89      46.98      43.06      39.15      35.23      31.32      27.40      23.49      19.57
       70     55.19      52.93      50.69      46.79      42.89      38.99      35.09      31.19      27.29      23.40      19.50
       80     54.56      51.73      49.00      45.23      41.46      37.69      33.92      30.15      26.38      22.62      18.85

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.94       2.96       1.97       0.99       0.00

       20      4.63       3.47       2.32       1.16       0.00

       30      5.67       4.25       2.84       1.42       0.00

       40      7.45       5.58       3.72       1.86       0.00

       50     10.42       7.81       5.21       2.60       0.00

       60     15.66      11.74       7.83       3.91       0.00

       70     15.60      11.70       7.80       3.90       0.00

       80     15.08      11.31       7.54       3.77       0.00

                        Unisex, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     17.21      17.10      16.99      15.68      14.38      13.07      11.76      10.46       9.15       7.84       6.53
       30     21.79      21.56      21.32      19.68      18.04      16.40      14.76      13.12      11.48       9.84       8.20
       40     29.79      29.33      28.86      26.64      24.42      22.20      19.98      17.76      15.54      13.32      11.10
       50     43.13      42.18      41.22      38.05      34.88      31.71      28.54      25.37      22.20      19.02      15.85
       60     55.80      54.13      52.46      48.42      44.39      40.35      36.32      32.28      28.25      24.21      20.18
       70     55.30      53.15      51.05      47.12      43.20      39.27      35.34      31.42      27.49      23.56      19.63
       80     54.93      52.44      50.03      46.18      42.33      38.48      34.64      30.79      26.94      23.09      19.24

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      5.23       3.92       2.61       1.31       0.00

       30      6.56       4.92       3.28       1.64       0.00

       40      8.88       6.66       4.44       2.22       0.00

       50     12.68       9.51       6.34       3.17       0.00

       60     16.14      12.11       8.07       4.04       0.00

       70     15.71      11.78       7.85       3.93       0.00

       80     15.39      11.55       7.70       3.85       0.00

                                     PART C
                               OTHER INFORMATION

ITEM 27.  EXHIBITS


a.    Certified Resolution of the Board of Directors of the Society
      establishing the Variable Account.(2)
b.    None.
c.    (1)     Distribution Agreement.(1)
d.    (1)     Certificate Form.(2)
      (2)     Cost of Living Increase Rider.(2)
      (3)     Waiver of Charges Rider.(2)
      (4)     Death Benefit Guarantee Rider(2)
      (5)     Guaranteed Insurability Option Rider.(2)
      (6)     Accelerated Benefits Rider.(6)
e.    Certificate Application.(2)
f.    (1)     Articles of Incorporation of the Society.(1)
      (2)     By-Laws of the Society.(1)
              (a)    Revised By-Laws(6)
g.    None.
h.    (1)     Participation Agreement relating to American Century
                Funds.(3)
      (2)     Participation Agreement relating to Dreyfus Funds.(5)
      (3)     Participation Agreement relating to Equitrust Variable
                Insurance Series Fund.(3)
      (4)     Participation Agreement relating to Fidelity Variable
                Insurance Products Funds.(3)
      (5)     Participation Agreement relating to JP Morgan Series Trust
                II.(3)
      (6)     Participation Agreement relating to Summit Pinnacle
                Series.(3)
      (7)     Participation Agreement relating to T. Rowe Price Equity
                Series, Inc. Fund and T. Rowe Price International Series,
                Inc.(5)
i.    Variable Products Compliance and Accounting Agreement.(3)
j.    None.
k.    Opinion and Consent of C. Ernest Beane, Esquire.(6)
l.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Consulting
      Actuary.(6)
m.    None.
n.    (1)     Consent of Ernst & Young LLP(6)
      (2)     Consent of Sutherland Asbill & Brennan LLP(6)
o.    Financial Statement Schedules.(6)
      Schedule I--Summary of Investments
      Schedule III--Supplementary Insurance Information
      Schedule IV--Reinsurance
      All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.
p.    None.
q.    Memorandum describing the Society's issuance, transfer and redemption procedures for the Certificate.(4)


(1) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on June 27, 2001.

(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on September 14, 2001.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on January 31, 2002.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on February 7, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on May 1, 2002.


(6) Filed herein.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Clyde C. Schoeck                      President and Director
James V. Standaert                    National Secretary and Director
C. Ernest Beane                       General Counsel and Director
W. Kenny Massey                       Director of Agencies and Director
Gary E. Stoefen                       Director
Jerry F. Harbaugh                     Director
Albert T. Hurst, Jr.                  Director
Gerald P. Odean                       Assistant National Secretary
Larry L. Schreiber                    Actuary
Byron L. Carlson                      Fraternal Director
Nick S. Coin                          Treasurer and Investment Manager

    * The principal business address of all persons listed, unless otherwise indicated, is 1701 1st Avenue, Rock Island, Illinois 61201.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

SEE ORGANIZATIONAL CHART ON FOLLOWING PAGE

                           MODERN WOODMEN OF AMERICA
                              ORGANIZATIONAL CHART

                                            Modern
                                           Woodmen
                                          of America
                                         (a fraternal
                                       benefit society
                                       incorporated in
                                          Illinois)
                                              /
----------------------------------------------------------------------------------------------
              /                               /                               /
             MWA                             MWA                           MWABank
          Financial                    Health Insurance                   (a federal
        Services, Inc.               Administration, Inc.               savings bank)
         (an Illinois                    (an Illinois                  (a wholly-owned
         corporation)                    corporation)                    subsidiary)
       (a wholly-owned                 (a wholly-owned
         subsidiary)                     subsidiary)
              /
         MWAGIA, Inc.
         (an Illinois
         corporation)
       (a wholly-owned
        subsidiary of
        MWA Financial
       Services, Inc.)

ITEM 30.  INDEMNIFICATION

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individuals serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a) MWA Financial Services, Inc. is the registrant's principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Annuity Account.

(b) Officers and Managers of MWA Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Robert M. Roth                  Chairman, President and Manager
James V. Standaert              Secretary and Director
Diane E. Nahra                  Treasurer
Thaddeus R. Crass               Operations Manager
Pamela Fritz                    Compliance Manager
Anthony J. Toohill              Accounting Manager

    * The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Compensation from the Registrant


                                                                    (3)
                  (1)                           (2)           COMPENSATION ON
                NAME OF                   NET UNDERWRITING  EVENTS OCCASIONING       (4)          (5)
               PRINCIPAL                   DISCOUNTS AND    THE DEDUCTION OF A    BROKERAGE      OTHER
              UNDERWRITER                   COMMISSIONS     DEFERRED SALES LOAD  COMMISSIONS  COMPENSATION
MWA Financial Services, Inc.                  $  8,081           N/A                N/A         $475,918



ITEM 32.  LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 33.  MANAGEMENT SERVICES

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide the Society with certain compliance and accounting functions with respect to the variable annuity and variable universal life certificates issued by the Society. These functions include: preparing Forms N-4 and N-6, N-SAR and 24f-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

ITEM 34.  FEE REPRESENTATION

The Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Society.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Modern Woodmen of America Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rock Island, State of Illinois, on the 25th day of April, 2003.


                                MODERN WOODMEN OF AMERICA
                                VARIABLE ACCOUNT

                                By:             /s/ CLYDE C. SCHOECK
                                     ------------------------------------------
                                                  Clyde C. Schoeck
                                                     PRESIDENT
                                             Modern Woodmen of America

                                MODERN WOODMEN OF AMERICA

                                By:             /s/ CLYDE C. SCHOECK
                                     ------------------------------------------
                                                  Clyde C. Schoeck
                                                     PRESIDENT
                                             Modern Woodmen of America

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

     /s/ CLYDE C. SCHOECK       President and Director
------------------------------    [Principal Executive        April 25, 2003
       Clyde C. Schoeck           Officer]

                                National Secretary and
    /s/ JAMES V. STANDAERT        Director [Principal
------------------------------    Financial Officer and       April 25, 2003
      James V. Standaert          Principal Accounting
                                  Officer]

     /s/ C. ERNEST BEANE
------------------------------  General Counsel and           April 25, 2003
       C. Ernest Beane            Director

     /s/ W. KENNY MASSEY
------------------------------  Director of Agencies and      April 25, 2003
       W. Kenny Massey            Director

              *
------------------------------  Director                      April 25, 2003
       Gary E. Stoefen

              *
------------------------------  Director                      April 25, 2003
      Jerry F. Harbaugh

              *
------------------------------  Director                      April 25, 2003
     Albert T. Hurst, Jr.


*By      /s/ C. ERNEST BEANE
      -------------------------
           C. Ernest Beane
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.